UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMERANT BANCORP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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a bank that cares about you.

AMERANT™

Amerant Bancorp Inc.
2022 Proxy Statement

AMERANT BANCORP INC.

220 Alhambra Circle

Coral Gables, FL 33134

Notice of Annual Meeting of Shareholders to be held on June 8, 2022

To the Shareholders of Amerant Bancorp Inc.:

Notice is hereby given that the annual meeting (“Annual Meeting”) of the shareholders of Amerant Bancorp Inc. (the “Company,” “we,” “us” or “our”) will be held on June 8, 2022 at 8:00 a.m., Eastern time in a virtual meeting format only. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: www.meetnow.global/M5CMH25.

There is no physical location for the Annual Meeting and you will not be able to attend the Annual Meeting physically in-person. The Annual Meeting will begin promptly at 8:00 a.m., Eastern time. We encourage you to access the Annual Meeting prior to the start time. The platform includes functionality that affords shareholders the same meeting participation rights and opportunities they would have at an in-person meeting, while also allowing our shareholders to participate from any location with internet connectivity that is convenient to them. Participants should allow ample time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

A recording of the Annual Meeting, including any questions asked and answers given, will be available for a period of 12 months following the Annual Meeting at https://meetnow.global/M5CMH25. Please refer to the “Questions and Answers about the Proxy Materials and the Annual Meeting” section of this Proxy Statement for more details on how to attend the Annual Meeting.

The Annual Meeting is for the following purposes:

1.	to elect directors to serve until the 2023 annual meeting of shareholders;

2.	to approve the Amerant Bancorp Inc. 2021 Employee Stock Purchase Plan;

3.	to ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022; and

4.	to transact such other business as may properly come before the meeting or any adjournments thereof.

Shareholders of record at the close of business on April 14, 2022 are entitled to notice of and to vote at the Annual Meeting. We are taking advantage of the U.S. Securities and Exchange Commission rules allowing us to furnish proxy materials to shareholders on the Internet. We believe that these rules provide you with proxy materials more quickly and reduce the environmental impact of our Annual Meeting. Accordingly, we are mailing to shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review our Notice and Proxy Statement and Annual Report to Shareholders for the year ended December 31, 2021.

It is important that your shares be represented and voted at the meeting. You have the following options for voting your shares:

(i) vote via the internet;

(ii) vote via the telephone;

(iii) complete and return the proxy card sent to you, or

(iv) vote electronically during the virtual meeting.

If you would like to receive a paper copy of our proxy materials, please follow the instructions for requesting these materials in the proxy statement.

By Order of the Board of Directors
/s/ Frederick C. Copeland, Jr.
Frederick C. Copeland, Jr. Chairman of the Board of Directors

April 28, 2022

i

DIRECTOR COMPENSATION	42

EQUITY COMPENSATION PLAN INFORMATION	45

PROPOSAL 2 - APPROVAL OF THE AMERANT BANCORP INC. 2021 EMPLOYEE STOCK PURCHASE PLAN	46

PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	50

ADDITIONAL INFORMATION	52

ANNEX A	A-1

ii

Proxy Statement Summary

PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS

Annual Meeting Information
	DATE AND TIME: June 8, 2022 at 8:00 a.m. EDT	LOCATION: Online only at www.meetnow.global/ M5CMH25.	RECORD DATE: April 14, 2022	PROXY MAIL DATE: On or about April 28, 2022

How to Vote	BY INTERNET: Visit the website listed on your proxy card	BY PHONE: Call the telephone number on your proxy card	BY MAIL: Sign, date and return your proxy card in the enclosed envelope	AT THE ANNUAL MEETING: Vote electronically at the virtual Annual Meeting

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Amerant Bancorp Inc. (“we,” “us,” or the “Company”) of proxies to be voted at the 2022 annual meeting of shareholders of the Company or any postponement or adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held virtually over the Internet on Wednesday, June 8, 2022 at 8:00 a.m. Eastern time.

These proxy solicitation materials and our Annual Report to shareholders for the year ended December 31, 2021, including related financial statements, were first made available to our shareholders entitled to notice of and to vote at the Annual Meeting on or about April 28, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 8, 2022—our Annual Report to Shareholders, this proxy statement and the related proxy card are available at www.envisionreports.com/AMTB. The content on any website referred to in this proxy statement is not incorporated by reference into this proxy statement unless expressly noted.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these materials?

We are providing these proxy materials to you in connection with the solicitation, by the Board, of proxies to be voted at the Company’s Annual Meeting. You are receiving this Proxy Statement because you were an Amerant Bancorp Inc. shareholder as of the close of business on April 14, 2022 (the “Record Date”). This Proxy Statement provides notice of the Annual Meeting, describes the proposals presented for shareholder action and includes information required to be disclosed to shareholders.

When and where is the Annual Meeting and how can I attend with the ability to ask questions and/or vote?

The Annual Meeting will be held on Wednesday, June 8, 2022 at 8:00 a.m., Eastern time. The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. No physical meeting will be held. You are entitled to participate in the Annual Meeting only if you were a registered holder of our common stock on the Record Date, or if you were a beneficial owner of shares of our common stock as of the Record Date and you hold a valid legal proxy for the Annual Meeting.

Shareholders of record: If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc. (“Computershare”), you are considered, with respect to those shares, the registered holder, and this proxy statement and the enclosed proxy card was mailed directly to you by the Company. As a registered holder, you will be able to attend the Annual Meeting online, ask a question, and vote by visiting https://meetnow.global/M5CMH25 and following the instructions on the proxy card or on the instructions accompanying the proxy materials.

Beneficial owners: If your shares are held through a broker, bank or other nominee, you are considered the beneficial owner of shares held in “street name”, and this proxy statement and the enclosed proxy card was forwarded to you by

Proxy Statement Summary (cont.)

your broker, bank or other nominee. If you are a beneficial owner and want to attend the Annual Meeting online by webcast, you have two options:

(1) Registration in Advance of the Annual Meeting

You will need to obtain a legal proxy from your bank, broker or other nominee to attend the Annual Meeting. You should contact your bank, broker or other nominee for instructions regarding how to obtain a legal proxy. Once you obtain your legal proxy from your broker or bank reflecting your Amerant Bancorp holdings, you must submit it along with your name and email address to Computershare.

Requests for registration as set forth in (1) above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 3, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials.

Requests for registration should be directed to Computershare at the following:

By email:  Forward the email from your broker granting you a Legal Proxy, or attach an image of your Legal Proxy, to legalproxy@computershare.com

By mail:    Computershare

Amerant Bancorp Inc. Legal Proxy P.O. Box 43001 Providence, RI 02940-3001

(2) Register at the Annual Meeting

Beneficial owners may register online at the Annual Meeting to attend, ask questions and vote. We expect that the vast majority of beneficial owners will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to beneficial owners only, and there is no guarantee this option will be available for every type of beneficial owners voting control number. The inability to provide this option to any or all beneficial owners shall in no way impact the validity of the Annual Meeting. Beneficial owners may choose to register in advance of the Annual Meeting as set forth in (1) above.

In any event, please go to https://meetnow.global/M5CMH25 for more information on the available options and registration instructions.

The Annual Meeting will begin promptly at 8:00 a.m., Eastern time. We encourage you to access the meeting prior to the start time leaving ample time for check in. Please follow the registration instructions as outlined in this proxy statement.

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. We encourage you to access the Annual Meeting prior to the 8:00 a.m., Eastern time, start time. A link on the Annual Meeting page will provide further assistance should you need it, or you may call US & Canada: 1-888-724-2416 or from outside the US & Canada: 1-781-575-2748.

What is the purpose of the Annual Meeting?

At the Annual Meeting, shareholders will act upon the matters described in the Notice of Annual Meeting that accompanies this Proxy Statement, including (1) the election of directors to serve until the 2023 annual meeting of shareholders, (2) approval of the 2021 Amerant Bancorp Inc. Employee Stock Purchase Plan, and (3) the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

Who Can Vote?

Only shareholders of record at the close of business on the Record Date are entitled to notice of and to attend and vote at the Annual Meeting. As of the record date, there were 30,805,334 outstanding shares of our Class A Voting Common Stock. Each share of our Class A Voting Common Stock outstanding on the Record Date will be entitled to cast one vote on each matter to be voted on at the Annual Meeting.

Proxy Statement Summary (cont.)

How You Can Vote?

Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. Shareholders who log into the virtual meeting following the instructions above will be able to vote their shares electronically during the Annual Meeting by clicking on the “Cast Your Vote” link on the meeting center site.

Shareholders of record (meaning the shares are registered in your name as opposed to the name of a bank or broker) may vote online, by telephone, by mail and at the Annual Meeting. Shareholders of record may vote online at www.envisionreports.com/AMTB, 24 hours a day, seven days a week. Shareholders of record may vote by telephone by calling 1-800-652-8683, 24 hours a day, seven days a week. Shareholders of record will need the control number included in their Notice of Internet Availability or proxy card in order to vote online or by telephone. Shareholders of record may also vote by mail by completing, signing and dating each proxy card received and returning it in the prepaid envelope to Proxy Services c/o Computershare Investor Services, PO BOX 505008 Louisville, KY 40233-9814. Shareholders of record submitting their vote by mail should sign their name exactly as it appears on the proxy card. Votes submitted by proxy cards must be received no later than June 7, 2022. Shareholders of record may also vote at the Annual Meeting where votes must be received no later than the closing of the polls.

If you are a Beneficial Owner (meaning the shares are held in the name of a bank, broker or other nominee), you have the right to direct that organization how to vote the shares in your account by following the voting instructions provided by the organization. The availability of online and telephone voting will depend on the voting options of your broker, bank or other nominee. Alternatively, a Beneficial Owner may vote directly at the Annual Meeting by following the process outlined in the answer to the question “When and where is the Annual Meeting and how can I attend with the ability to ask questions and/or vote?” above. Votes at the Annual Meeting must be received no later than the closing of the polls.

How can I change or revoke my proxy?

Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the Annual Meeting. A shareholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the Annual Meeting or by timely executing and delivering, by Internet, telephone, or mail, another proxy dated as of a later date. Furthermore, you may revoke a proxy by attending the Annual Meeting and voting online using the “Cast Your Vote” link on the meeting center site, which will automatically cancel any proxy previously given. Attendance at the Annual Meeting, however, will not automatically revoke any proxy that you have given previously unless you vote online using the “Cast Your Vote” link on the meeting center site.

If you hold shares through a brokerage firm, bank or other nominee, you must contact the brokerage firm, bank or other nominee to revoke any prior voting instructions.

What constitutes a quorum?

In order for business to be conducted, a quorum must be represented at the Annual Meeting. The majority of all votes entitled to be cast by the holders of the outstanding shares of Class A Voting Common Stock, as applicable, represented as present in the Annual Meeting or by proxy, shall constitute a quorum at the Annual Meeting. Shares represented by a proxy in which authority to vote for any matter considered is “withheld,” a proxy marked “abstain” or a proxy as to which there is a “broker non-vote” (described below) will be considered present at the meeting for purposes of determining a quorum.

What is the required vote to elect directors?

Directors will be elected by a plurality of the votes cast by the Class A Voting Common Stock shareholders at the Annual Meeting, meaning the eleven nominees receiving the most votes will be elected. Only votes cast for a nominee will be counted. Unless indicated otherwise by your proxy, the shares will be voted for the eleven nominees named in this proxy statement. Instructions on the accompanying proxy to abstain for one or more of the nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees.

Proxy Statement Summary (cont.)

What is the required vote to approve proposal 2?

Proposal 2 (to approve the Amerant Bancorp Inc. 2021 Employee Stock Purchase Plan) requires the favorable vote of the majority of votes cast for approval by the Class A Voting Common Stock shareholders at the Annual Meeting. Abstentions are not treated as votes cast, so abstaining has no effect on this Proposal.

What is the required vote to approve proposal 3?

Proposal 3 (to ratify the selection of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022) requires the favorable vote of the majority of votes cast for approval by the Class A Voting Common Stock shareholders at the Annual Meeting. Although these votes are advisory in nature and are not binding on the Company, the Board will consider the outcomes of these votes in future deliberations. Abstentions are not treated as votes cast, so abstaining has no effect on this Proposal.

What will be the effect of broker non-votes and abstentions?

• Broker Non-Votes. If your shares are held by a bank, broker or other nominee and you do not provide the bank, broker or other nominee with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters but cannot vote on non-routine matters. If the bank, broker, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform our inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” When our inspector of elections tabulates the votes for any matter, broker non-votes will be counted for purposes of determining whether a quorum is present.

Proposal 1 (election of directors) and Proposal 2 (approval of the employee stock purchase plan) are considered “non-routine,” and banks, brokers and certain other nominees that hold your shares in street name will not be able to cast votes on these proposals if you do not provide them with voting instructions. Broker non-votes are not treated as votes cast and will not affect the outcome of Proposal 1 because directors are elected by a plurality of votes cast. Broker non-votes are not treated as votes cast and will not affect the outcome of Proposal 2 because Proposal 2 requires the favorable vote of the majority of votes cast.

Proposal 3 (ratification of the independent registered public accounting firm) is considered “routine” and we do not expect any broker non-votes on this matter.

Please provide voting instructions to the bank, broker or other nominee that holds your shares by carefully following their instructions.

• Abstentions. Abstentions will not be counted as votes cast with regard to any proposal. Therefore, abstentions will have no effect on the outcome of any proposal. As stated above, abstentions will be counted for the purpose of determining whether a quorum is present.

Other Information

If no instructions are indicated on a duly executed and returned proxy, the shares represented by the proxy will be voted FOR the election of the eleven nominees for director proposed by the Board and set forth herein, FOR the approval of the Amerant Bancorp Inc. 2021 Employee Stock Purchase Plan and FOR the ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

A list of shareholders entitled to vote at the Annual Meeting will be available for inspection upon request of any shareholder at our principal executive offices at 220 Alhambra Circle, Coral Gables, Florida 33134 during the ten days prior to the Annual Meeting, during ordinary business hours. In addition, beginning 15 minutes prior to, and during, the Annual Meeting, a list of shareholders of record will be available for viewing by shareholders admitted to the Annual Meeting for any purpose germane to the Annual Meeting at https://meetnow.global/M5CMH25.

Proposal 1 — Election of Directors

Directors and Nominees

As of the Record Date, our Board consisted of thirteen members, twelve of whom were non-employee directors. On March 8, 2022, Frederick C. Copeland and Guillermo Villar each notified the Company of their respective decisions to retire from the Board effective as of the end of their term (June 8, 2022, the date of the Annual Meeting) and their desire not to stand for re-election at the Company’s Annual Meeting.

On March 10, 2022, the Board temporarily authorized increasing the size of the Board from nine to thirteen members, with such increase effective as of April 1, 2022 (the “Effective Date”), and thereafter appointed Orlando D. Ashford, Samantha Holroyd, John A. Quelch and Oscar Suarez to serve as members of the Company’s Board, with such appointments becoming effective as of the Effective Date. The appointment of the four directors was based upon the recommendation of the Corporate Governance and Nominating Committee of the Board, following a detailed review and consideration by that committee of the Company’s and such committee’s criteria for directors, and compliance, to the Company’s satisfaction, with all applicable laws, as well as Nasdaq requirements.

Effective upon the retirement of Messrs. Copeland and Villar from the Board, the size of the Board, as temporarily expanded, will be contracted from thirteen to eleven members. As of the date of this proxy statement, the Board has determined that eleven directors is an appropriate size for the Board and, accordingly, the Board has nominated, upon the recommendation of the Corporate Governance and Nominating Committee of the Board, the eleven persons identified below, who are currently directors, to serve as directors to hold office until the next annual meeting or until their successors shall be duly elected and qualified.

The names of, and certain information with respect to, the nominees of the Board for election as directors, are set forth below. If, for any reason, any nominee should become unable or unwilling to serve as a director, the Board may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the persons named in the proxy card may exercise their discretion to vote your shares for the substitute nominee.

The Board has determined that Messrs. Ashford, Capriles L., Marturet M., Quelch, Quill, Suarez, and Vollmer A., and Dr. Dana and Ms. Holroyd qualify as independent directors in accordance with the listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”). The Board had also previously determined that Messrs. Copeland and Villar also qualified as independent directors in accordance with the NASDAQ listing requirements. The NASDAQ independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with us. In addition, the Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

When we first became a Nasdaq-listed company at the time of our spin-off from Mercantil Servicios Financieros, S.A., which we refer to as MSF, we determined that Mr. Vollmer was not independent because he served as Executive Chairman of the Company until July 6, 2018, and because of his association, as shareholder and director, with MSF and certain of its affiliates. Immediately after the spin-off, MSF and certain of its affiliates still held 19.9% of our shares of Class A Common Stock and 19.9% of our shares of Class B common stock, which we refer to as the Retained Class A shares and the Retained Class B shares, respectively. After the spin-off from MSF and in 2019 we still had relevant relationships with MSF including, among others: (i) a registration rights agreement with MSF with regard to the resale of MSF’s Retained Class A shares (entirely sold in the Company’s initial public offering in December 2018); (ii) an agreement to repurchase all of MSF’s Retained Class B shares (completed in February 2019); (iii) the provision by us of certain transition services to subsidiaries of MSF (ceased in June 2019); (iv) a two-year license to use MSF’s name and marks (discontinued use in June 2019); and, (v) an agreement to purchase from a subsidiary of MSF a bank and trust company located in George Town, Grand Cayman (completed in November 2019). All of these Related Party Transactions were described under the Related Party Transactions section of our Proxy Statements for the 2019 and 2020 annual meetings. Since MSF no longer owns any shares of our common stock, we no longer have any significant relationships with MSF and its subsidiaries, and July 2021 marked the third anniversary of Mr. Vollmer A. ceasing to serve as our Executive Chairman, we deem Mr. Vollmer A. to be independent.

In addition, as disclosed in the Related Party Transactions section of this Proxy Statement, Mr. Marturet’s brother-in-law is a salaried employee of ours and his total compensation is in excess of $120,000, however, Mr. Marturet’s brother-in-law is not an executive officer of the Company and therefore, Mr. Marturet’s independence is not affected by the NASDAQ Marketplace rules 5605(2)(B) and 5605(2)(C).

Proposal 1 — Election of Directors (cont.)

The following table shows information as of the Record Date for each director nominee.

Name	Age	Title
Gerald P. Plush	63	Vice-Chairman, President and Chief Executive Officer
Orlando D. Ashford	53	Director
Miguel A. Capriles L.	58	Director
Pamella J. Dana	59	Director
Samantha Holroyd	53	Director
Gustavo Marturet M.	57	Director
John A. Quelch	70	Director
John W. Quill	68	Director
Oscar Suarez	61	Director
Gustavo J. Vollmer A.	72	Director
Millar Wilson	69	Director

The Board believes that the directors and director nominees as a whole will provide the diversity of background, experience, expertise and skills necessary for a well-functioning Board and that there are sufficient independent directors to staff the independent committees of the board and provide independent oversight. The Board values highly the ability of individual directors to contribute to a constructive Board environment and the Board believes that the current director nominees, collectively, perform in such a manner. Set forth below is a more complete description of each director’s background, professional experience, qualifications, and skills. Director tenure shown below includes time on the board with the predecessor to Amerant.

Board Diversity*

Age	Tenure

Gender	Ethnicity

*	Based on director nominees

Proposal 1 — Election of Directors (cont.)

Gerald P. Plush Vice-Chairman, President, and Chief Executive Officer

Director since July 2019

Age 63

Key qualifications and expertise:

Mr. Plush provides the Board with broad perspective on the Company’s strategies, challenges, and opportunities; Mr. Plush also brings over 35 years of senior executive level leadership experience in the banking industry to the Board and his previous prominent business and operations roles in other financial institutions provide the Company with insightful and relevant information as it continues to build upon its strategy.

Committee assignments:

•  None

Other Current Public Company Boards:

•  None

Mr. Plush has served as the Company’s Vice-Chairman, President, and CEO since July 1, 2021, having served previously as Vice-Chairman & CEO since March 20, 2021. Mr. Plush has been a director of the Company’s and the Bank’s Board of Directors since July and October 2019, respectively, and served as Executive Vice-Chairman from February 2021 until his appointment as Vice-Chairman & CEO in March 2021. Mr. Plush is a highly respected financial services industry professional with over 35 years of senior executive leadership experience. From January 2019 to February 2021, he was a partner at Patriot Financial Partners, or Patriot, a private equity firm where he sourced new investment opportunities and represented Patriot on the board of directors for multiple portfolio banks, finance and fintech companies. In 2018, he served as CEO for Verdigris Holdings, Inc., leading this start-up through the regulatory application, organization, and initial funding processes. Mr. Plush’s other prominent leadership roles include his tenure with Santander US from 2014 to 2017, initially as CFO and Executive Committee member, and subsequently as Chief Administrative Officer. He served on the board of Santander Consumer from 2014 to 2016, and as a director for the FHLB of Pittsburgh from 2016 to 2017. Mr. Plush previously served as President, COO and Board Member for Webster Bank beginning in 2006 as EVP and Chief Financial Officer. He spent over 11 years with MBNA America, most recently as Senior Executive Vice President & Managing Director for corporate development and acquisitions prior to that as CFO—North America.

Mr. Plush holds a Bachelor of Science degree in Accounting from St. Joseph’s University in Philadelphia, Pennsylvania. He currently serves on the board of directors of United Way Miami and Miami-Dade Beacon Council, and was recently elected to the Board of Directors of Marstone Inc.

Orlando D. Ashford Director

Director since April 1st 2022

Age 53

Key qualifications and expertise:

Mr. Ashford brings significant executive leadership experience within the public and private sectors, including significant expertise in addressing talent, culture, and human capital issues at the executive level. Mr. Ashford also brings extensive board and corporate governance experience from service as a director of several public companies.

Committee assignments:

As of the date of this proxy statement the Board has not appointed Mr. Ashford to serve on any committees of the Board.

Other Current Public Company Boards:

•  Array Technologies Inc.

•  Perrigo Company PLC

•  ITT, Inc. (until May 2022)

Mr. Ashford has served as Executive Chairman of Azamara Cruises since March 2021. Prior to joining Azamara, Mr. Ashford served as the President of Holland America Line Inc. at Carnival Plc. from December 2014 until June 2020, leading the award-winning cruise line’s brand and business. Between 2012 and 2014, Mr. Ashford was the President of the Talent business segment for Mercer, a global consulting leader. Prior to Mercer he served as Senior Vice-President, Chief Human Resources and Communications Officer of Mercer’s parent company Marsh & McLennan Companies, Inc. Prior to joining Marsh & McLennan, in 2008, Mr. Ashford held several other leadership roles including as Group Director of Human Resources for Eurasia and Africa for the Coca-Cola Company and as Vice President of Global Human Resources Strategy and Organizational Development for Motorola, Inc. He has also held leadership positions with Mercer Delta Consulting, Ameritech and Andersen Consulting.

Mr. Ashford serves on the board of directors for ITT Inc. (until May 2022), Perrigo Company, Array Technologies, Hershey Entertainment & Resorts Company, and ClubCorp.

Mr. Ashford earned a Bachelor of Science degree and Master of Science degree in Organizational Leadership and Industrial Technology from Purdue University.

Proposal 1 — Election of Directors (cont.)

Miguel A. Capriles L. Director

Director since 2003

Age 59

Key qualifications and expertise:

As a long-time director and large shareholder of the Company, Mr. Capriles brings extensive experience with the Company and a shareholder perspective to the Board. Mr. Capriles’ executive experience and real estate development experience also serves to inform the Board’s general decision-making.

Committee Assignments:

•  Audit Committee

•  Corporate Governance and Nominating Committee

Other Current Public Company Boards:

•  None

Mr. Capriles has been the Managing Director of Gran Roque Capital, a real estate development firm focused in Spain and Portugal, since 2014. Previously, Mr. Capriles served as the Chairman and President of Cadena Capriles, a newspaper publisher in Venezuela from 1998 to 2013. He has also served as a director of H.L. Boulton S.A., a Venezuela-based holding company engaged in the import and export of goods and equipment and maritime services, since 1999 and Corporación Industrial Carabobo, C.A., Venezuela’s main tile producer, since 2014. Previously, Mr. Capriles served as a director of Mercantil Servicios Financieros (“MSF”) from 1997 to 2018 and was a member of the Governing Council of the Instituto de Estudios Superiores de Administracion—IESA in Venezuela.

Mr. Capriles has a degree in business administration from the Universidad Metropolitana in Caracas, Venezuela.

Pamella J. Dana Director

Director since 2007

Age 59

Key Qualifications and Expertise:

Dr. Dana brings over 30 years of successful senior economic, business, and university leadership, policymaking and public affairs experience to the Board. This experience coupled with her tenure on the Board and her independence will be of great value to the Board in her new role as lead independent director.

Committee Assignments:

•  Audit Committee

•  Compensation Committee (Chair)

•  Corporate Governance and Nominating Committee

Other Current Public Company Boards:

•  None

Dr. Dana has served as Senior Advisor for Strategic Initiatives at the Institute for Human & Machine Cognition, a Florida-based research institute engaged in artificial intelligence, robotics, sensory substitution, data mining, and related technologies, since 2007. Previously, Dr. Dana served as the Executive Director of the Florida Governor’s Office of Tourism, Trade, and Economic Development from 1999 to 2007 and Florida’s Chief Protocol Officer from 2002 to 2007. Dr. Dana served as Assistant and Deputy Secretary of the California Trade and Commerce Agency from 1995 to 1999. Dr. Dana has served as Vice Chair of the board of directors of Triumph Gulf Coast, Inc. since 2013, which is overseeing the distribution of $1.5 billion in BP oil spill settlement payments awarded to Florida, and is Chair of the Scripps Florida Funding Corporation Board, where she has also served as a member of the Audit Committee, since 2007. She has been a Trustee of the Florida Chamber of Commerce Foundation since 2007, a member of the Florida Sports Foundation Board (2011-2019), and a member of the International Economic Development Council since 2007. From 2006 to 2009, Dr. Dana was a Trustee of the University of West Florida and was a voting member for Florida on the U.S. Gulf of Mexico Fisheries Management Council from 2011 to 2016.

Dr. Dana holds a Ph.D. in International Development and Economics from the University of Southern California, a master’s in administration, planning and policy from Harvard University and a bachelor’s in sociology and social work from California State University, Chico.

Proposal 1 — Election of Directors (cont.)

Samantha Holroyd Director

Director since April 1st 2022

Age 53

Key Qualifications and Expertise:

Ms. Holroyd brings extensive risk management experience from her professional experience and public board and corporate governance experience from her service as a director. She also holds FINRA Certifications (Series 79 and Series 63) and is also a Certified Corporate Director by the National Association of Corporate Directors (NACD) and is NACD Certified in ESG. She will be of great value to the Company in our business development efforts in the Houston market and in the Company’s ESG initiatives.

Committee Assignments:

As of the date of this proxy statement the Board has not appointed Ms. Holroyd to serve on any committees of the Board.

Other Current Public Company Boards:

•  Oasis Petroleum

Ms. Holroyd has been an independent advisor to the oil and gas industry since February 2020 through Golden Advisory Services, a consulting firm she founded. Previously, Ms. Holroyd served as a Managing Director at Lantana Energy Advisors, an advisory firm specializing in energy transactions, which was a division of SunTrust Robinson Humphrey, Inc., the corporate and investment banking arm of Truist Financial Corporation. Prior to that, she served as a Managing Director at TPG Sixth Street Partners, a global finance and investment firm, from September 2016 to January 2018, and as Technical Director at Denham Capital Management LP, an energy and resources-focused global private equity firm, from October 2011 to September 2016. Ms. Holroyd previously served as Global Reserves Audit Manager and Business Opportunity Manager at Royal Dutch Shell PLC, as Vice President of EIG Global Energy Partners, a provider of institutional capital to the global energy industry, and Vice President of Ryder Scott Company, a petroleum consulting firm. Ms. Holroyd currently serves on the Board of Directors of Oasis Petroleum where she chairs the Nominating, Environmental, Social and Governance Committee and is a member of the Audit and Reserves Committee. Previously, Ms. Holroyd served as an independent director for Gulfport Energy.

Ms. Holroyd received a Bachelor of Science degree in Petroleum Engineering from the Colorado School of Mines, holds FINRA Certifications (Series 79 and Series 63) and is also a Certified Corporate Director by the National Association of Corporate Directors (NACD) and is NACD Certified in ESG.

Gustavo Marturet M. Director

Director since 2015

Age 57

Key Qualifications and Expertise:

Mr. Marturet brings extensive wealth management, banking, and U.S. capital markets experience to the Board.

Committee Assignments:

•  Compensation Committee

•  Risk Committee (Chair)

Other Current Public Company Boards:

•  None

Mr. Marturet has served as the owner and CEO of Martuga Corporation, a general consulting services company since December 2021. In 2017, he co-founded Unison Asset Management LLC (an SEC registered US equity fund manager), an affiliate of Canepa for which he served as CEO and Co-Portfolio Manager until the end of 2021. From October 2016 until November 2021, Mr. Marturet was a Director of Canepa Funds ICAV in Dublin, Ireland. From 2012 until 2017 Mr. Marturet served as the Portfolio Manager of the Canepa Equity Select Fund, an investment fund. Previously, Mr. Marturet served as the Head of Private Banking and Asset Management at the Bank from 2008 to 2012, and as President and Chief Executive Officer of the Bank’s securities broker-dealer subsidiary from 2002 to 2010. Mr. Marturet served as a director of MSF from 2014 to 2018. Mr. Marturet also served in various roles at Verizon Investment Management, a corporate pension manager, and Bankers Trust Company, a New York-based bank.

Mr. Marturet is a graduate of the Universidad Catolica Andres Bello (Venezuela), Yale University, and Hult University.

Proposal 1 — Election of Directors (cont.)

John A. Quelch Director

Director since April 1st 2022

Age 70

Key Qualifications and Expertise:

Mr. Quelch is a well-recognized and highly qualified financial expert and also has considerable previous public board experience. He is well known in our local market and will be of great value to the Company in our business development efforts in the South Florida market.

Committee Assignments:

As of the date of this proxy statement the Board has not appointed Mr. Quelch to serve on any committees of the Board.

Other Current Public Company Boards:

•  Industrial Human Capital Inc.

Since July 2017, Mr. Quelch has served as the dean of the University of Miami Herbert Business School. He also serves as the University’s vice provost for executive education. Prior to joining the Miami Herbert Business School, Mr. Quelch was the Charles Edward Wilson Professor of Business Administration at Harvard Business School. He also held a joint appointment as professor of health policy and management at the Harvard T.H. Chan School of Public Health. Prior to his most recent time at Harvard, Mr. Quelch was dean, vice president and distinguished professor of international management of the China Europe International Business School (CEIBS) from 2011 to 2013, leading the school to significant increase in annual revenues and improving the global ranking of its MBA programs. From 1998 to 2001, Mr. Quelch served as dean of the London Business School, where he helped transform the school into a globally competitive institution and launched seed capital funds to invest in student and alumni start-ups. Mr. Quelch initially joined Harvard Business School in 1979, holding a number of positions over the years, including Sebastian S. Kresge Professor of Marketing, co-chair of the marketing department and Lincoln Filene Professor of Business Administration. He served as senior associate dean of Harvard Business School from 2001 to 2010. Mr. Quelch has served as an independent director of several publicly traded companies in the United States and the United Kingdom as well as in nonprofit and public agency boards, including as chairman of the Massachusetts Port Authority. He is a member of the Trilateral Commission and the Council on Foreign Relations.

Mr. Quelch earned a BA and an MA from Exeter College, Oxford University; an MBA from the Wharton School of the University of Pennsylvania; an MS from the Harvard School of Public Health; and a DBA in business from Harvard Business School.

John W. Quill Director

Director since 2019

Age 68

Key Qualifications and Expertise:

Mr. Quill brings nearly 40 years of experience in financial services, public and private, to the Board and, in particular, his 31 years of experience working with the OCC, the Bank’s primary regulator, allows him to provide the Company with a valuable regulatory-perspective.

Committee Assignments:

•  Audit Committee

•  Corporate Governance and Nominating Committee

•  Risk Committee

Other Current Public Company Boards:

•  None

Since June 2015, Mr. Quill has served as a consultant to the International Monetary Fund (the “IMF”), an international organization with the aim of promoting international financial and monetary cooperation, where he previously served as a Senior Financial Sector Expert in bank supervision and policy effectiveness from 2013 to 2015. Prior to the IMF, Mr. Quill served in various capacities with the Office of the Comptroller of the Currency (the “OCC”), a U.S. financial regulator, from 1980 to 2011, including Deputy Comptroller from 2004 to 2011 and the chair of the interagency council that advised the United States Treasury as to banks that should receive funds under the United States Treasury’s Troubled Asset Relief Program. Mr. Quill was an independent director of Gibraltar Private Bank & Trust, Coral Gables, Florida from 2015 to 2018.

Mr. Quill earned a Bachelor of Science in Finance from the University of South Florida.

Proposal 1 — Election of Directors (cont.)

Oscar Suarez Director

Director since April 1st 2022

Age 61

Key Qualifications and Expertise:

Mr. Suarez is a highly qualified financial expert given his considerable experience in public accounting. He is well known and respected in the local community and will be of great value to the Company in our business development efforts in the South Florida market.

Committee Assignments:

As of the date of this proxy statement the Board has not appointed Mr. Suarez to serve on any committees of the Board.

Other Current Public Company Boards:

•  None

Mr. Suarez is a lifelong resident of Miami. He recently retired after 40 years of public accounting experience spanning the consumer/retail, hospitality, transportation and international banking sectors. He was most recently a member of the Ernst & Young (EY) U.S. central region leadership team. Prior to that, Mr. Suarez served as EY’s markets leader for Florida and Puerto Rico, overseeing all services provided by EY in these two markets. Mr. Suarez was recently admitted as an executive member to the Latino Corporate Directors Association, is a board member of Industrial Rail Services, L.P., and has served over the last 14 years as the chair of the Florida Accountants Coalition. Mr. Suarez started his career in 1981 with Arthur Andersen and subsequently spent 15 years with KPMG, finally joining EY in 2004. During his career, he worked with management teams and board of directors across large multinational and SEC registrants and served on the board of Miami United Way and Florida international University (FIU) Foundation. Mr. Suarez was a founding member of corporate advisory boards at FIU and University of Miami.

Mr. Suarez received a Bachelor of Science degree in Accounting from St. Thomas University

Gustavo J. Vollmer A. Director

Director since 2003

Age 72

Key Qualifications and Expertise:

Mr. Vollmer brings extensive experience in leadership positions with global economic development and commerce, as well as business and social/community organizations to the Board.

Committee Assignments:

•  Compensation Committee

•  Corporate Governance and Nominating Committee

Other Current Public Company Boards:

•  None

Mr. Vollmer has served as the Chairman and Chief Executive Officer of MSF since 2011 and as a member of the MSF board of directors since 1997. Mr. Vollmer served as Executive Chairman of the Company until July 2018. Additionally, Mr. Vollmer served as a member of the Latin America Advisory Committee of the New York Stock Exchange from 1996 to 2004, as a Director of the Instituto de Estudios Superiores de Administración in Venezuela since 2000, and as its Chairman from 2002 to 2008, as a member of the International Young Presidents Organization from 1983 to 1998, and as its President from 1992 to 1993, as a member of The Group of Fifty since 1994, as the Founding President of the Partnership for a Drug-free Venezuela from 1990 to 1991, as a member of the Development Council of the Universidad Católica Andrés Bello in Venezuela since 2015, and as a member of the World President’s Organization since 1998. Mr. Vollmer was also Founding Co-Chairman and a Member of the US-Venezuelan Business Council from 1990 to 2010.

Mr. Vollmer is a graduate of Duke University, Cambridge University and the Program for Executive Development at the International Institute for Management Development in Switzerland.

Proposal 1 — Election of Directors (cont.)

Millar Wilson Director

Director since 1987

Age 69

Key Qualifications and Expertise:

As our former Chief Executive Officer, Mr. Wilson has a breadth of knowledge concerning issues affecting us and the banking industry. His prior executive and director experience will assist the Board as we continue to expand our business and build upon our strategy.

Committee Assignments:

•  Risk Committee

Other Current Public Company Boards:

•  None

Mr. Wilson served as Chief Executive Officer of the Company from 2009 until March 2021, and as Vice-Chairman and Chief Executive Officer of the Bank from 2013 until March 2021. During his tenure as Chief Executive Officer, Mr. Wilson successfully led the Company through one of the most historically difficult times the financial industry has faced. Under his leadership, the Bank grew to $8 billion in assets, achieved a continuous upward trend in net income, and enhanced both the banking center network and product offerings to steadily increase lending and deposits. Previously, Mr. Wilson served, for over 30 years, in various roles with MSF including as Executive Director of International Business of MSF from 2013 until January 2018. Mr. Wilson served as a member of the board of directors of the Federal Reserve Bank of Atlanta Miami Branch from 2013 to 2019 and served as a member of the board of directors of Enterprise Florida, Inc. from 2009 to 2013, as chairman of the board of directors of the American Red Cross of Greater Miami and the Keys from 2001 to 2002 and as a director and treasurer of the Miami Dade College Foundation from 1999 to 2004.

Mr. Wilson is a graduate of Bradford University, England and the Harvard Business School Management Development Program.

THE BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS.

In order to be elected, a nominee must receive a plurality of the votes cast at the meeting or by proxy.

Corporate Governance

During the fiscal year ended December 31, 2021, the Board held 15 meetings and acted 4 times by written consent. In response to the COVID-19 pandemic, in 2021 the majority of the meetings of the Board and the Board Committees were held mainly by remote communication.

Annual Meeting Attendance

The Board’s unwritten policy regarding director attendance at the annual meeting of shareholders is that directors are encouraged to attend. We generally hold a board meeting coincident with our annual meeting to minimize director travel obligations and facilitate their attendance at the annual meeting of shareholders, however in 2021, the annual meeting was held by remote communication, in a virtual format. All of the then-incumbent members of the Board attended the 2021 annual meeting of shareholders.

Board and Board Committees Attendance

All directors attended at least 75% of the aggregate of (i) the Board meetings held during their tenure as directors during 2021 and (ii) the meetings of any committees held during their tenure as members of such committees during 2021.

Executive Sessions

The Company’s independent directors have had meetings at which only the independent directors met in executive session and such executive sessions are regularly scheduled each year. Our Board believes this is an important governance practice that enables the Board to discuss matters without management present.

Board Committees

The standing committees of the Board consist of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Risk Committee. The composition of each Company committee as of the date of this proxy statement and the number of meetings held in 2021 by each Committee are set forth below:

Director name	Audit	Compensation	Corporate Governance & Nominating	Risk
Frederick C. Copeland Jr. (1) (2)		✓	✓ (3)	✓
Orlando D. Ashford (1) (4)
Miguel A. Capriles L. (1)	✓		✓
Pamella J. Dana (1)	✓	✓ (3)	✓
Samantha Holroyd (1) (4)
Gustavo Marturet M. (1)		✓		✓ (3)
John A. Quelch (1) (4)
John W. Quill (1)	✓		✓	✓
Oscar Suarez (1) (4)
Guillermo Villar (1)	✓ (3)		✓
Gustavo J. Vollmer A. (1)		✓	✓
Millar Wilson				✓
Number of Meetings held in 2021	14	11	9	8

(1)	Independent Director

(2)	Chairman of the Board

(3)	Committee Chair

Corporate Governance (cont.)

(4)

Joined the Board effective April 1st, 2022. As of the date of this proxy statement the Board has not appointed Messrs. Ashford, Quelch and Suarez and Ms. Holroyd to serve on any committees of the Board, nor has a decision been made as to which committee(s) of the Board each of them is expected to be named. The Company intends to address committee assignments at its annual organizational meeting in June 2022.

Each of the standing committees of the Board has a charter specifying such committee’s duties and responsibilities. Each committee charter is reviewed annually. The charters of the committees of the Board are available on our website at https://investor.amerantbank.com/corporate-governance/documents-charters. You may also request copies of our committee charters free of charge by writing to our investor relations team at investorrelations@amerantbank.com or via mail addressed to “Investor Relations” at 220 Alhambra Circle, Coral Gables, Florida 33134.

Key Committee Responsibilities

Audit Committee

The Board Audit Committee has been established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All Audit Committee members are independent under NASDAQ and SEC rules and each member is able to read and understand financial statements. The Board has determined that each of Messrs. Villar, Capriles and Quill, and Dr. Dana qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The Audit Committee’s key responsibilities include:

•

appointing, compensating, retaining, replacing and overseeing the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us, including the approval of the scope of the annual audit;

•

pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•

reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm has with us in order to evaluate their continued independence;

•	overseeing the performance of the Company’s internal audit function, including the approval of the annual internal audit plan and any changes to the plan recommended by the Head of Internal Audit;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction;

•

reviewing and discussing with management and the Risk Committee policies with respect to risk assessment and risk management, including the Company’s major risks and the steps that management has taken to monitor and control such exposures;

•

reviewing with management, the independent registered public accounting firm and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities;

•

meeting, as it deems appropriate, in separate executive sessions with the independent registered public accounting firm, other directors, internal audit, the Chief Executive Officer or other Company employees, agents, attorneys or representatives; and

•	completing an annual self-assessment.

Compensation Committee

All Compensation Committee members are independent under NASDAQ and SEC rules. The Compensation Committee’s key responsibilities include:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and our other executive officers, evaluating the performance of our Chief Executive Officer and our other executive officers in light of such goals and objectives and determining and approving the compensation levels of our Chief Executive Officer and other executive officers based on such evaluation;

Corporate Governance (cont.)

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based plans;

•	overseeing the Company’s human capital management strategy;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	producing a report on executive compensation to be included in our annual proxy statement, when required;

•	reviewing, evaluating and recommending changes, if appropriate, to the director compensation program;

•	periodically conducting a risk assessment of the Company’s compensation plans and programs; and

•	completing an annual self-assessment.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee and it may also delegate to one or more officers of the Company its authority to approve grants of stock options and other equity-based awards, subject to the terms and conditions of such delegation and applicable plans and law. Except for the delegation to the Company’s Vice-Chairman, President and CEO of its authority to grant restricted stock under the 2018 Equity and Incentive Compensation Plan or, the 2018 Plan, as described more fully below under Executive Compensation, the Compensation Committee has not delegated any portion of its duties and responsibilities at this time.

Compensation Committee Interlocks and Insider Participation

From the month of January 2021 until the end of the month of June 2021, the members of the Compensation Committee were Pamella Dana (Chair), Frederick C. Copeland, Jr., John W. Quill and Rosa M. Costantino (who did not stand for reelection at the 2021 annual meeting). From July 1, 2021 until September 30, 2021 the members of the Compensation Committee were Pamella Dana (Chair), Frederick C. Copeland, Jr., Dolores M. Lare and Gustavo Marturet M. In October 2021, Gustavo J. Vollmer A. was also appointed to serve on the Compensation Committee. Mrs. Dolores M. Lare passed away on November 19, 2021. Except for Mrs. Costantino, who was an employee of the Bank until September 30, 2015 and Mr. Vollmer A. who was Executive Chairman of the Company until July 6, 2018, none of the members of the Compensation Committee in 2021 had any interlocks required to be disclosed under Item 407(e)(4) of Regulation S-K.

Except for Mr. Marturet M., none of the members of the Compensation Committee in 2021 had any relationships requiring disclosure by the Company as a related party transaction under Item 404 of Regulation S-K. As more fully explained in “Certain Relationships and Related Party Transactions”, Mr. Marturet M. is related to the beneficiary of a trust who, in 2021, agreed to reimburse the Bank $125,000 of all legal fees and costs related to and arising from a litigation involving the Bank’s former subsidiary Amerant Trust, N.A. In addition, Mr. Marturet M.’s brother-in-law is a salaried employee but not an executive officer of the Company and received total compensation of approximately $220,000 in 2021. His compensation was established by us in accordance with our compensation practices, generally, and applicable to employees in similar positions with comparable qualifications, tenure, and responsibilities and without the involvement of Mr. Marturet.

None of our executive officers has served on the compensation committee or the board of directors of any company, one of whose executive officers served on our Board or our Compensation Committee.

Corporate Governance and Nominating Committee

All Corporate Governance and Nominating Committee members are independent under NASDAQ and SEC rules. The Corporate Governance and Nominating Committee’s key responsibilities include:

•	identifying individuals qualified to become members of the Board;

•	making recommendations to the Board regarding Board and committee composition;

Corporate Governance (cont.)

•	reviewing and evaluating director nominations as well as any recommendations relating to corporate governance issues submitted by the shareholders;

•	monitoring director independence;

•	overseeing director training and continuing education programs;

•	reviewing and assisting in succession planning annually;

•	reviewing the Code of Conduct and Ethics and recommending changes to the Board as appropriate;

•	overseeing the evaluation of the Board and Board Committees; and

•	completing an annual self-assessment.

Risk Committee

The Risk Committee’s key responsibilities include:

•	reviewing and approving the Company’s and the Bank’s risk appetite, profile, and aggregate tolerance levels in light of their strategic, operational, and financial objectives;

•

approving and monitoring the Company’s enterprise risk management framework, which includes oversight over credit, market, operational, information security (cybersecurity), and strategic and reputational risks;

•	overseeing risks related to Anti-Money Laundering, the Bank Secrecy Act and OFAC sanctions compliance; and

•	evaluating, monitoring and, where appropriate, making recommendations to the Board with respect to

•

the risks inherent in the businesses of the Company and the Bank, the interrelationships between these risks and the process by which management identifies, assesses and determines appropriate controls;

•	the enterprise risk management framework and control activities, including the setting of performance measurement goals and key risk indicators;

•	the integrity, advancement and understanding of the Company’s and the Bank’s systems and processes of operational controls; and

•	the allocation of risk capital and use of risk adjusted return on capital in decision making.

Board Leadership Structure

The Board’s primary responsibility is to provide effective governance over the Company’s affairs and seeing that our business is managed to meet our goals and objectives and that the long-term interests of our shareholders are served. The Corporate Governance Guidelines adopted by the Board do not establish a fixed policy with respect to the separation of the offices of Chairman and CEO. The Board believes that it should have flexibility to select the Chairman and decide on the Board leadership structure, from time to time, in the context of the Company’s specific circumstances at the time the determination is made and based on considerations that it deems to be in the best interest of the Company and its shareholders. The Bylaws of the Company and the Corporate Governance Guidelines, provide that in the event the positions of Chairperson and Chief Executive Officer are held by the same person, the Board of Directors must appoint a Lead Independent Director from among its non-executive members.

As of the date of this Proxy Statement, the positions of Chairman of the Board and Chief Executive Officer are held by different individuals: Frederick C. Copeland Jr. serves as Chairman and Gerald P. Plush serves as Vice-Chairman, President and Chief Executive Officer. Mr. Copeland who is an independent director and non-executive Chairman, notified the Company, on March 8, 2022, of his decision to retire from the Board and not stand for re-election at the Annual Meeting.

On March 9, 2022, following the recommendation of the Corporate Governance and Nominating Committee, the Board resolved to appoint Gerald P. Plush as Chairman of the Board, effective immediately after the 2022 Annual Meeting and following the expiration of the current term of Mr. Copeland, the current Chairman of the Board, whose term expires at the Annual Meeting as described above. In addition to his role as Chairman, Mr. Plush will continue to serve as the Company’s President and Chief Executive Officer. In connection with the appointment of Mr. Plush as Chairman of the Board, the Board also resolved to appoint Pamella J. Dana, Ph.D as Lead Independent Director of the Board, effective immediately after the Annual Meeting.

Corporate Governance (cont.)

The Board considers that Mr. Plush’s knowledge of the Company, its strategy and goals, his deep knowledge and understanding of the financial services industry and the challenges it is facing, coupled with his experience as Chief Executive Officer and President and his demonstrated leadership capabilities, benefits the Company, its employees, and shareholders. The Board determined that leadership by our Chairman and Chief Executive Officer, combined with oversight from our Lead Independent Director, and our strong, well-qualified directors (almost all of whom are independent), Board Committee members and Board Committee Chairs will best provide an effective, high-functioning Board and allow the Company to implement and execute its business plan and key strategic initiatives at this time while meeting the challenges facing the industry and expectations of our shareholders. The Board will continue to evaluate its leadership structure in the future and make changes at such times as it deems appropriate.

Lead Independent Director

Following the recommendation of the Corporate Governance and Nominating Committee, the Board has resolved to appoint Pamella J. Dana, Ph.D as Lead Independent Director of the Board, effective immediately after the Annual Meeting. Dr. Dana brings extensive leadership, policymaking and public affairs experience, and her long-term tenure as an independent director of the Company provides her with significant knowledge of the issues facing the Company and will ensure that those issues be considered by the Board.

The primary responsibilities of the Lead Independent Director include the following:

•	Acts as Chair of the Board in meetings where the Chair & CEO is not present or unable to serve in that capacity;

•	Acts as a liaison between the independent directors and the Chair & CEO without inhibiting direct communication between them;

•

Provides input to the Chair & CEO regarding Board meeting schedules and additional agenda items so that matters of concern or interest to the independent directors are appropriately scheduled for discussion;

•	Presides over and calls executive sessions of the independent directors, which are held at least semi-annually;

•	Meets one-on-one with the Chair & CEO after executive sessions to review the matters discussed therein;

•	Engages and consults with major shareholders and other stakeholders, where appropriate;

•	Coordinates with the independent directors and Compensation Committee Chair regarding the annual performance and compensation review of the Chair & CEO; and

•	Assists the Board and Corporate Governance and Nominating Committee in overseeing compliance with the Company’s Corporate Governance Guidelines.

In addition to the Chairman and CEO and the Lead Independent Director, the Board leadership and oversight framework is complemented by talented and experienced independent directors and the standing committees of the Board. The Company believes that the current Board leadership structure, policies, and practices, when combined with the Company’s other governance policies and procedures, is appropriate and serves the best interest of our shareholders.

Corporate Governance (cont.)

Risk Oversight

Environmental, Social and Governance

Amerant has a long and proud history of community involvement and engagement. In March 2021, we launched our environmental, social, and governance (“ESG”) program and formalized our ESG framework to identify opportunities that can make a positive impact on sustainability, in the short term and over the long term, through our operations, products and services. We conducted extensive research and listened to ideas from a diverse group of stakeholders, including customers, Amerant team members, investors, and community leaders. We also analyzed our operations. Armed with this information, we established priorities and set specific goals that will allow us to measure our progress along the way.

Corporate Governance (cont.)

Amerant’s ESG framework provides structure to our ESG efforts by cementing a vision, clarifying focus areas, and establishing high-level commitments. Our ESG framework stands on the following five pillars:

Empowering Our People For Shared Success	Promoting Economic Mobility In Our Communities	Building Climate Resilience

We dedicate our time and resources to benefit our communities, ensuring Amerant has a talented, diverse, and supported workforce to bring the best service to our customers every day.	We work tirelessly to empower our customers and bridge the gap faced by communities of all income levels, by providing access to finance and building trusted banking relationships.	Our innovative products and services help our communities and customers address the unique impacts of climate change and environmental degradation, driving sustainable outcomes and financial gains.

The Foundation Of Everything We Do	How We “Walk The Talk”

We uphold our commitments to sound governance, business ethics and compliance.

•  Corporate Governance and Transparency.

•  Board Diversity.

•  Fair and responsible banking.

•  Responsible Supply Chain.

•  Ethics, Compliance and Risk Management.

•  Customer Service and Satisfaction.

•  Data Security and Privacy.

•  Disaster Relief and Recovery.

We lead by example. • Stakeholder Engagement. • Corporate giving and volunteerism.

This is a snapshot of our ESG framework. For more details on our ESG program, including our goals and how we measure as to each of these initiatives please visit www.amerantbank.com and read our 2021 Environmental, Social and Governance Report.

Share Ownership Guidelines

In September of 2018, the Board adopted the following guidelines, which require our directors and officers to own shares of our Class A Common Stock having values equal to the applicable multiple of base salary for executives and annual cash retainer for directors, as set forth in the table below:

Officers and Directors	Ownership Requirement
Chief Executive Officer	4x
Other Section 16 Executive Officers	2x
Other Non-Section 16 Officers (those reporting to Executive Management Committee members)	0.5-1.5x
Non-Employee Directors	4x

Shares that count toward meeting the share ownership guidelines include: (i) Shares owned outright, directly or indirectly, including shares held in trust for the benefit of the director or officer; (ii) restricted stock or restricted stock units not subject to attainment of stated performance goals, or performance-based awards that have already met the required performance or vesting criteria; (iii) shares or share equivalents beneficially held in any employee stock purchase plan, retirement savings plan, deferred compensation plan, employee stock ownership plan or similar plan; and (iv) deferred shares or deferred stock units.

Corporate Governance (cont.)

Shares that do not count towards meeting the share ownership guidelines include: (i) unexercised stock options and stock appreciation rights; (ii) unearned performance-based restricted stock or units; and (iii) Company shares purchased on a short term basis and not held for investment purposes, or which are pledged to secure non-recourse loans.

The officers and directors have 5 years from their appointment or promotion to the applicable position to comply with the share ownership guidelines. The Board may, in its discretion, extend the period of time for attainment of such ownership levels in appropriate circumstances. Until the required ownership level is met, executives are required to retain 50% of the shares received from us under our equity incentive plan net of shares withheld for taxes or payment of the applicable exercise price.

Anti-hedging Policy

The Company’s Insider Trading Policy prohibits officers, directors, employees and all other Covered Persons (as that term is defined in the Insider Trading Policy) from engaging in transactions with securities issued by the Company or its subsidiaries, including Company Class A Common Stock, or Company Securities, of a speculative nature at any time. This prohibition includes short-selling Company Securities or engaging in transactions involving Company Derivative Securities (options, warrants, restricted stock units, stock appreciation rights or similar rights whose value is derived from the value of the Company’s Securities). Officers, directors and employees are, however, not prohibited from receiving and exercising options, restricted stock units, stock appreciation rights or other Derivative Securities granted under the Company’s equity incentive plans.

Nomination Process

The Corporate Governance and Nominating Committee is responsible for identifying and recommending to the Board potential directors who possess the qualifications and diversity necessary to be valued members of the Board to assist it in successfully performing its role in corporate oversight and governance.

If the Corporate Governance and Nominating Committee determines that adding a new director is advisable or if a vacancy on the Board arises, the Corporate Governance and Nominating Committee initiates the search, working with other directors, management and, if it deems appropriate or necessary, a search firm retained to assist in the search.

Additionally, the Corporate Governance and Nominating Committee will consider persons nominated by shareholders and recommend to the full Board whether such nominee should be included with the Board’s nominees for election by shareholders. Our Bylaws contain provisions that address the process (including the required information and deadlines) by which a shareholder of our Class A Voting Common Stock may nominate an individual for consideration by the Corporate Governance and Nominating Committee to stand for election at an annual meeting of shareholders. Specifically, our Bylaws provide that, a shareholder may nominate a director nominee, provided that such shareholder is a shareholder of record at the time notice of the director nomination is provided to the Board, is a shareholder of record of our Class A Voting Common Stock at the time of the annual meeting and is entitled to vote on the election of directors at the annual meeting (a shareholder that meets these provisions and is nominating a director nominee, a “Nominating Shareholder”). Nominating Shareholders should submit the candidate’s name and the other information required by our Bylaws (as described below) to our Corporate Secretary and follow the procedures stated in our Bylaws.

Information regarding potential candidates is presented to the Corporate Governance and Nominating Committee, which then evaluates the candidates based on the needs of the Board at that time and the Company’s qualification and diversity principles. The Corporate Governance and Nominating Committee considers all appropriate candidates proposed by management, directors and shareholders, and each of them are evaluated according to the same criteria, regardless of whether the candidate is recommended by the Corporate Governance and Nominating Committee, a shareholder, another director, management or another third party. The Corporate Governance and Nominating Committee would then meet to consider the recommended candidate(s) and submits the approved candidate(s) to the full Board for approval and recommendation to the shareholders.

In 2021, the Company engaged a search firm to assist the Corporate Governance and Nominating Committee in identifying and evaluating potential directors. The search firm identified several potential candidates, and the Corporate Governance and Nominating Committee evaluated each potential candidates’ qualifications based on its recruitment criteria and completed a process that resulted in the appointment of Ms. Samantha Holroyd, and Messrs. Orlando D. Ashford, John A. Quelch and Oscar Suarez as new independent directors effective on April 1, 2022.

Corporate Governance (cont.)

Our Bylaws provide certain requirements as to the form and content of a Nominating Shareholder’s notice. These provisions may preclude shareholders from making nominations for directors at an annual meeting of shareholders. A Nominating Shareholder’s notice must be received by the Company’s Corporate Secretary at 220 Alhambra Circle, Coral Gables, Florida 33134 not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the date on which the Corporation held the preceding year’s annual meeting of shareholders. For purposes of the annual meeting of shareholders to be held in 2023, the Nominating Shareholder’s notice must be received no later than March 9, 2023 and no earlier than February 7, 2023. If the date of the next annual meeting of shareholders is scheduled for a date more than 30 calendar days prior to or more than 30 calendar days after the anniversary of the preceding year’s annual meeting, however, notice by the shareholder to be timely must be so delivered not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the 10th calendar day following the day on which public disclosure of the date of such meeting is first made. May 9, 2023 is thirty calendar days prior to the anniversary of the Annual Meeting and July 8, 2023 is 30 calendar days after the anniversary of the Annual Meeting. In no event will a recess or adjournment of an annual meeting (or any announcement of any such recess or adjournment) commence a new time period for the giving of a shareholder’s notice as described above.

Director Qualifications and Diversity

The Corporate Governance and Nominating Committee monitors existing directors’ qualifications and periodically examines the composition and size of the Board. This assessment includes, among other relevant factors, in the context of the perceived needs of the Board at that time, issues of experience, reputation, judgment, diversity and skills.

Accordingly, the Corporate Governance and Nominating Committee considers not only an individual director’s or possible nominee’s qualities, performance, and professional responsibilities, but also the then-current composition of the Board and the challenges and needs of the Board to ensure that the Board, at any time, is comprised of a diverse group of members who, individually and collectively, best serve the needs of the Company and its shareholders.

In general, and in giving due consideration to the composition of the Board at that time, the factors considered of individual directors, including those of any nominees of shareholders, include judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of the individual director’s or possible nominee’s experience with the experience of the Board and the extent to which the individual director or possible nominee would be a desirable addition to the Board and its committees. As part of our recently completed search process, which culminated in the appointments of Ms. Samantha Holroyd, and Messrs. Orlando D. Ashford, John A. Quelch and Oscar Suarez as new independent directors on April 1, 2022, it was deemed critical by our board that any new member to our board must live within the markets that we serve. As such, all four new directors live within the footprint where the Company operates in South Florida and Houston, Texas. In addition, consistent with our ESG program goals, the search also placed emphasis on gender and racial/ethnic diversity and the Company expects that these will continue to be areas of focus when searching for future director candidates as it expects female representation and racial/ethnic representation on the Board to reach 50% and 60% in 2025, respectively.

The director nomination process is also designed to ensure that the Board considers members with diverse backgrounds, including race, ethnicity, gender, education, skills and experience, with a focus on appropriate financial and other expertise relevant to the Company’s business, and also considers issues of judgment, conflicts of interest, integrity, ethics and commitment to the goal of maximizing shareholder value. The goal of this process is to assemble a group of directors with deep, varied experience, sound judgment and commitment to the Company’s success.

Board Diversity Matrix (as of April 1, 2022 including only director nominees)

Total number of nominee Directors	11
Part I: Gender Identity	Female	Male
Director	2	9
Part II: Demographic Background
African American or Black	—	1
Hispanic or Latinx	—	4
White	2	4

Corporate Governance (cont.)

Shareholder Communications with Directors

Shareholders who wish to communicate with the Board, or any individual director or group of directors, may do so by sending written communications addressed to:

Amerant Bancorp Inc.

Attention: Board of Directors or Board Member

c/o Corporate Secretary

Amerant Bancorp Inc.

220 Alhambra Circle

Coral Gables, Florida 33134

Each letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership. All communications will be compiled by the Corporate Secretary of the Company and submitted to the Board or each applicable director at the next regular meeting of the Board. The Corporate Secretary will not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to our directors and employees, including our principal executive officer, principal financial officer, and principal accounting officer and persons performing similar functions. The Code of Conduct and Ethics is available on our website at https://investor.amerantbank.com/corporate-governance/documents-charters. We will post any amendments to or waivers of our Code of Conduct and Ethics at the same location on our website.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2021 with management and has discussed with RSM US LLP (“RSM”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021, those matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission.

In addition, the Audit Committee has received the written disclosures and the letter from RSM required by applicable requirements of the PCAOB, regarding RSM’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed RSM’s independence with RSM.

Based on these reviews and discussions, the Audit Committee recommended that the Board approve the inclusion of the Company’s audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee

Guillermo Villar, Chair

Miguel A. Capriles L.

Pamella J. Dana

John W. Quill

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to the beneficial ownership of our Class A Voting Common Stock and Class A Non-Voting Common Stock as of March 31, 2022 (unless otherwise indicated), for:

•	each person whom we know to own beneficially more than 5% of our Class A Voting Common Stock;

•	each named executive officer and each director; and

•	all of our executive officers and directors as a group.

As of the date set forth above, we had 30,930,124 shares of Class A Voting Common Stock outstanding and 3,420,698 shares of Class A Non-Voting Common Stock outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as otherwise noted in the footnotes below, each holder identified below has sole voting and investment power with respect to such securities. Unless otherwise provided, the address of each holder listed is c/o Amerant Bancorp Inc., 220 Alhambra Circle, Coral Gables, Florida 33134.

	Shares of Class A Voting Common Stock Beneficially Owned		Shares of Class A Non-Voting Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage	Number	Percentage
Named Executive Officers and Directors (1)
Gerald P. Plush	103,186.00	*	—	—
Alberto Capriles	25,329.00	*	—	—
Miguel Palacios	43,234.00	*	—	—
Frederick C. Copeland, Jr.	18,523.00	*	—	—
Orlando D. Ashford**	35.00	*	—	—
Miguel A. Capriles L. (2)	1,430,622.00	4.63%	1,010,972.00	29.55%
Pamella J. Dana, Ph.D.	16,292.00	*	—	—
Samantha Holroyd**	62.50	*	—	—
Gustavo Marturet M. (3)	51,823.00	*	19,758	*
John A. Quelch**	0.00	*	—	—
John W. Quill	9,847.00	*	—	—
Oscar Suarez**	200.00	*	—	—
Guillermo Villar	16,292.00	*	—	—
Gustavo J. Vollmer A. (4)	1,441,473.00	4.66%	501,783	14.67%
Millar Wilson	138,374.00	*	—	—
Alfonso Figueredo (5)	62,480.00	*	—	—
Executive officers and directors as a group (17 persons):	3,324,634.50	10.38%	1,532,513	44.80%
Other Greater than 5% Security Holders
Wellington Management Group LLP (6)	2,325,008	7.52%	—	—
Patriot Financial Partners III, L.P. (7)	2,084,197	6.74%	—	—
Blackrock, Inc. (8)	1,633,698	5.28%	—	—
Diana Medina de Marturet (9)	1,571,306	5.08%	—	—

*	Represents less than 1% of the class.

**

Under applicable regulations, all directors of the Bank must own shares of either the Bank or the Company with an aggregate value of no less than $1,000. As of the date of this proxy statement, of the new directors appointed effective April 1st, 2022, only Mr. Quelch had yet to purchase at least the minimum required number of shares. Mr. Quelch intends to complete the purchase during the next applicable trading window.

Security Ownership of Certain Beneficial Owners (cont.)

(1)

For executive officers and directors, represents any shares of Company common stock held by them and any restricted stock units granted to them, but excluding any performance stock units granted to them.

(2)

As reported in a statement on Schedule 13G filed with the SEC on February 14, 2022 by Miguel A. Capriles L. According to the filing Mr. Capriles has sole voting power over 599,985.50 shares of Class A Voting Common Stock and shared voting power over 830,636.50 shares of Class A Voting Common Stock. We understand that Mr. Capriles has sole dispositive power over 425,840 shares of Class A Non-voting Common Stock and shared dispositive power over 585,132 shares of Class A Non-voting Common Stock.

Mr. Capriles disclaims beneficial ownership over 830,636.50 shares of Class A Voting Common Stock and 585,132 shares of Class A Non-voting Common Stock included in the table above and held by certain of his sisters of which he has no economic interest.

(3)

These shares include shares directly held by Mr. Marturet as well as shares held by certain trusts and companies under common control by and/or for the benefit of Mr. Marturet and certain members of his family.

(4)

Mr. Vollmer has sole voting and dispositive power over 661,987 shares of Class A Voting Common Stock and shared voting and dispositive power over 779,486 shares of Class A Voting Common Stock. We understand that Mr. Vollmer has sole dispositive power over 104,911 shares of Class A Non-voting Common Stock and shared dispositive power over 396,872 shares of Class A Non-voting Common Stock.

These shares include 2,001 shares of Class A Voting Common Stock held by Mr. Vollmer’s wife. Mr. Vollmer disclaims beneficial ownership of 779,486.00 shares of Class A Voting Common Stock and 396,872 shares of Class A Non-voting Common Stock included in the table above as to which he has no economic interest.

(5)

Effective June 30, 2021, Mr. Alfonso Figueredo stepped down as President & COO of the Company. The shares reflected in this table as beneficially owned by Mr. Figueredo are based on the Company’s record as of July 2021, and do not take into account any transactions that may have occurred after such date.

(6)

As reported in a statement on Schedule 13G filed with the SEC on February 14, 2022 by Wellington Management Group LLP. According to the filing, Amerant Bancorp Inc’s shares of Class A Voting Common Stock are held by the following entities and individuals: Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP. (together, “Wellington”). According to the filing, Wellington had shared voting power over 1,935,222 shares of Class A Voting Common Stock and shared dispositive power over 2,325,008 shares of Class A Voting Common Stock. According to the filing, the shares of Class A Voting Common Stock are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group LLP, and no such client is known to have such right or power with respect to more than five percent of shares of Class A Voting Common Stock. Wellington may be deemed to beneficially own, in the aggregate, 2,325,008 shares of Class A Voting Common Stock, representing approximately 7.16% of the outstanding shares of Class A Voting Common Stock of the Company as of December 31, 2021.

(7)

As reported in a statement on Schedule 13D filed with the SEC on April 4, 2019 by Patriot Financial Partners III, L.P. According to the filing, Amerant Bancorp Inc’s shares of Class A Voting Common Stock are held by the following group of entities and individuals: Patriot Financial Partners III, L.P., Patriot Financial Partners GP III, L.P., Patriot Financial Partners GP III, LLC, W. Kirk Wycoff, James J. Lynch and James F. Deutsch (together, “Patriot”). In March 2020, Patriot informed the Company that it had acquired an additional 78,289 shares of Class A Voting Common Stock of the Company. In 2021, Patriot received 5,908 shares of Class A Voting Common Stock in connection with the vesting of Restricted Stock Units that had been granted to board members that were Patriot partners. Patriot may be deemed to beneficially own, in the aggregate, 2,084,197 shares of Class A Voting Common Stock, representing approximately 6.42% of the outstanding shares of Class A Voting Common Stock of the Company as of December 31, 2021. We understand that each Patriot member has shared voting power and shared dispositive power with regard to such shares of Class A Voting Common Stock. Each Patriot member disclaims beneficial ownership of the shares of Class A Voting Common Stock owned by Patriot Financial Partners III, L.P., except to the extent of its or his pecuniary interest therein.

(8)

As reported in a statement on Schedule 13G filed with the SEC on February 2, 2021 by BlackRock, Inc. According to the filing, the Company’s shares of Class A Voting Common Stock are held by BlackRock, Inc. and several of its subsidiaries (“BlackRock”). Also, according to the filing, as of December 31, 2020, BlackRock had sole voting power over 1,614,234 shares of Class A Voting Common Stock and sole dispositive power over 1,633,698 shares of Class A Voting Common Stock. BlackRock may be deemed to beneficially own, in the aggregate, 1,633,698 shares of Class A Voting Common Stock, representing approximately 5.12% of the outstanding shares of Class A Voting Common Stock of the Company as of December 31, 2021.

(9)

These shares consist of shares held individually by Mrs. Diana Medina de Marturet, and by certain trusts and entities controlled by Mrs. Diana Medina de Marturet. Mrs. Diana Medina de Marturet has sole or shared voting and investment power over 1,571,306 shares of Class A Voting Common Stock. Mrs. Diana Medina de Marturet disclaims beneficial ownership over 41,691 shares of Class A Voting Common Stock in which she has no economic interest.

Certain Relationships and Related Party Transactions

Since January 1, 2021, we have not been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any then director, executive officer, holder of more than 5% of our common stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest, other than in connection with the transactions described below.

Policies and Procedures Regarding Related Party Transactions

Transactions by the Bank or its subsidiaries with related parties are subject to certain regulatory requirements and restrictions, including Sections 23A and 23B of the Federal Reserve Act and Federal Reserve Regulation W. Under applicable SEC and NASDAQ rules, related party transactions are transactions in which we are a participant, the amount involved exceeds $120,000 and a related party has or will have a direct or indirect material interest. Our related parties include directors (including nominees for election as directors), executive officers, 5% shareholders and the immediate family members of these persons.

Various Company and Bank directors, officers, and their affiliates, including corporations and firms of which they are directors or officers or in which they and/or their families have an ownership interest, are customers of the Company and the Bank. These persons and entities have had transactions in the ordinary course of business with the Company and the Bank, including borrowings, all of which, in the opinion of management, were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features. Such transactions are subject to review and approval as provided in our Audit Committee Charter and our Related Party Transaction Policy. The Company and the Bank expect to have such transactions, under similar conditions, with their directors, officers, and affiliates in the future.

Federal Reserve Regulation O requires loans and other “extensions of credit” made to executive officers, directors and their related interests and to persons beneficially owning with their family 10% or more of the voting securities of a bank or its bank holding company to be made on substantially the same terms, including interest rates and collateral, and following credit-underwriting procedures, that are no less stringent than those prevailing at the time for comparable transactions by the Bank with other persons. Such loans also may not involve more than the normal risk of repayment or present other unfavorable features. The Board would review any loan to a director or his or her related interests that has become criticized in order to determine the impact that such classification has on the director’s independence. In addition, the Audit Committee Charter provides that the Audit Committee will review and approve all related-party transactions. This includes a review of the Company’s compliance with applicable banking laws, including, without limitation, those banking laws and regulations concerning loans to insiders.

We have adopted a Related Party Transaction Policy governing the review and approval of transactions with related parties, including those transactions that are expected to exceed $120,000 in any fiscal year. The policy calls for the related party transactions to be reviewed and, if deemed appropriate, approved or ratified by our Audit Committee. Upon determination that a transaction requires review under the policy, the material facts are required to be presented to the Audit Committee. In determining whether or not to approve a related party transaction, our Audit Committee will take into account, among other relevant factors, whether the related party transaction is in conformity with our Code of Conduct and Ethics and is in our best interest, whether the transaction would be in the ordinary course of our business; whether the related party transaction is on terms comparable to those that would be obtained in arm’s length dealings with an unrelated third party or on terms comparable to those provided to employees generally; if the related party transaction is an extension of credit, whether the extension of credit is being made in the ordinary course, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans to persons who are not related parties, and involves more than the normal risk of collectability or other unfavorable features. In the event that we become aware of a related party transaction that was not approved under the policy (such as before the policy was adopted), our Audit Committee will review such transaction as promptly as reasonably practical and will take such course of action as may be deemed appropriate under the circumstances. In the event a member of our Audit Committee is not disinterested with respect to the related party transaction under review, that member may not participate in the review, approval or ratification of that related party transaction.

Certain transactions are not subject to the related party transaction approval policy, including: (1) decisions on compensation or benefits relating to directors or executive officers or reimbursements for business travel and expenses, (2) credit extensions by us in the ordinary course of business, on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable loans with persons not related to us and not presenting

Certain Relationships and Related Party Transactions (cont.)

more than the normal risk of collectability or other unfavorable features, and approved by the Board or an authorized Board or management committee in accordance with our policies or procedures, and (3) other financial services, including brokerage services, banking services or services as a bank depositary of funds, transfer agent, registrar, trust or similar services provided by the Company provided that the services are on substantially the same terms as those prevailing at the time for comparable services provided to persons that are not related parties.

All related party transactions, including those described below, have been made consistent with our policy and applicable law, including Federal Reserve Regulation W, when applicable.

Kunde Litigation Agreements for reimbursement of legal fees

As previously disclosed in the Company’s public filings, the parties involved in the litigation with Kunde Management, LLC (“Kunde”) entered into a confidential settlement agreement (that did not have a material impact on the Company’s financial condition or operating results) and the court entered an agreed order of dismissal with prejudice on July 6, 2020. Kunde was established as a Managing Partner of Kunde, CV to manage trusts for the respective benefit of Gustavo Marturet M.‘s father, uncles and aunts. The plaintiff was a beneficiary of Kunde and is an aunt of Gustavo Marturet M., a Company director, and a sister-in-law of his mother, a greater than 5% shareholder of the Company.

In connection with this litigation and settlement, in 2020 the beneficiaries of six of the eight trusts managed by Kunde each agreed to reimburse Amerant Trust, one eighth of up to a maximum of $1,000,000 of all legal fees and costs related to and arising from the litigation (the Company incurred $1.1 million in legal fees through June 30, 2020). Subsequently, in 2021, the beneficiary of one of the two remaining trusts managed by Kunde also agreed to reimburse the Company $125,000 of all legal fees and costs related to this litigation. The Company has been reimbursed a total of $875,000 of these legal fees.

Related Party Employees

The brother-in-law of Gustavo Marturet M., one of our directors, is a salaried employee of ours and received total compensation of approximately $220,000 in 2021. His compensation was established by us in accordance with our compensation practices, generally, and applicable to employees in similar positions with comparable qualifications, tenure and responsibilities and without the involvement of Mr. Marturet. This employee is not an executive officer of the Company.

Executive Compensation

Introduction

As an emerging growth company under the Jumpstart Our Business Startups Act of 2012, we are eligible for certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, exemptions from certain narrative and tabular disclosure obligations regarding executive compensation in our proxy statements, including the requirement to include a Compensation Discussion and Analysis section, the reduction in the number of executive officers we are required to disclose compensation information for, the requirement to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of our employees, as required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and an exemption from the requirement to hold a non-binding shareholder advisory vote on executive compensation. Unless the context requires otherwise, for purposes of this section, references to “the Company” refer to Amerant Bancorp Inc. and its subsidiaries, including the Bank.

This section describes the executive compensation program in place for our named executive officers, or NEOs, for the year ended December 31, 2021, who were:

1.	Gerald P. Plush — Vice-Chairman, President and Chief Executive Officer

2.	Miguel Palacios — Executive Vice President and Head of Commercial Banking;

3.	Alberto Capriles — Executive Vice President and Chief Risk Officer;

4.	Millar Wilson — Former Vice-Chairman and Chief Executive Officer (Mr. Wilson retired from the Company effective March 19, 2021); and

5.	Alfonso Figueredo — Former President and Chief Operations Officer (Mr. Figueredo retired from the Company effective June 30, 2021).

2021 Developments

On January 21, 2021, the Company reported Mr. Millar Wilson’s retirement from his role as Vice-Chairman and Chief Executive Officer and the appointment of Mr. Gerald P. Plush, as the Company’s Vice-Chairman and Chief Executive Officer effective the day following the filing of the Company’s 2020 annual report on Form 10-K with the SEC. The Company filed its 2020 annual report on Form 10-K with the SEC on March 19, 2021 and, therefore, effective March 20, 2021, Gerald P. Plush, who had served as Executive Vice Chairman since February 15, 2021, became the Company’s Vice-Chairman and Chief Executive Officer. After retiring from his role as Vice-Chairman and CEO, Mr. Wilson has remained as a member of the boards of directors of the Company and the Bank serving as a non-employee director. In addition, in connection with his departure, the Bank entered into a Consulting Agreement with Mr. Wilson, effective as of April 1, 2021 pursuant to which he rendered consulting services through December 31, 2021. See “Consulting Agreement—Mr. Millar Wilson”.

In addition, on June 1, 2021, the Company reported that Alfonso Figueredo, President and Chief Operating Officer, had agreed to step down from his position with the Company effective June 30, 2021. See “Separation Agreement and General Release – Mr. Alfonso Figueredo.”

Compensation Philosophy

The Company’s compensation philosophy is the foundation of our compensation programs which primary focus is to provide competitive, total rewards program in alignment with our business objectives, human capital strategy and the interests of our shareholders. We are committed to delivering a compensation program with the fundamental principles of fairness, transparency, efficiency, and compliance with laws and regulations. Based on specific job positions and market conditions, our total rewards program combines fixed and variable compensation: base salary, short-term incentive, equity-based long-term incentive, and a broad range of benefits. This compensation approach plays a significant role in our ability to attract, retain and motivate the quality of talent necessary to achieve our strategic business goals and drive sustained performance. Our compensation model engages our team members to contribute towards the achievement of shared corporate objectives, while differentiating pay on performance based on individual contributions. Our commitment to maintaining a transparent compensation culture for our teams has a direct impact on

Executive Compensation (cont.)

engagement, drive and performance. The Company proactively reviews the results of the compensation programs and their link to the Company’s performance as part of a robust governance process led by the Compensation Committee. Policy and procedures are designed to prevent or mitigate excessive risk-taking, align pay and performance, and ensure proper governance practices. Our programs are flexible, allowing us to respond to changing dynamics in the banking industry, organizational direction and shareholder interests.

Determination of Named Executive Officer Compensation

The Company’s Compensation Committee, which is composed entirely of independent directors, administers the Company’s compensation policies and programs for the Chief Executive Officer and the Company’s other named executive officers. The Compensation Committee annually reviews and approves corporate goals and objectives relevant to the compensation of the Chief Executive Officer and the other named executive officers. The Compensation Committee evaluates the performance of the Chief Executive Officer and the other named executive officers considering those corporate goals and objectives. The Compensation Committee then approves the calculation of the Chief Executive Officer’s and the other named executive officers’ incentive compensation based on applicable performance metrics. The Compensation Committee determines and approves compensation levels for the Chief Executive Officer and the other named executive officers based on those evaluations and any other factors as it deems appropriate, including competitive market data, individual and Company performance, skills, experience, complexity and criticality of role, and internal pay equity. The Compensation Committee reviews and approves, as applicable, (i) base salary, (ii) annual bonus, (iii) long-term incentive compensation, generally in the form of equity or equity-linked compensation, and (iv) any other compensation, perquisites, and Annual or supplemental benefits for the Chief Executive Officer and the other named executive officers. The Chief Executive Officer has not and may not be present during voting or deliberations by the Compensation Committee on his compensation.

The Chief Executive Officer and the other named executive officers play a prominent role in gathering information for and making recommendations on the base salary amounts, annual target bonus and equity awards for executives other than the Chief Executive Officer and the other named executive officers.

Compensation Consultant

The Compensation Committee has directly engaged Aon’s Human Capital Solutions practice, a division of Aon plc (otherwise known as McLagan) as its external compensation consultant. McLagan reports to, and receives its direction from, the Compensation Committee, and a representative of McLagan regularly attends Compensation Committee meetings as its independent advisor. McLagan provided the Compensation Committee with the following consulting services in 2021:

•	Completed an assessment of Director compensation based on the Company’s peer group and the market and recommended changes that were approved by the Committee in the first quarter of 2021;

•	Assisted the Compensation Committee in the annual review of its charter;

•	Provided advice on the employment agreement and equity sign-on grant for the Company’s new Chief Executive Officer;

•	Assisted in the development of the equity based long term incentive program;

•	Provided market information and advice for the development of a form of change in control severance agreements for executives;

•	Completed and presented the conclusions of a risk assessment of the Company incentive compensation plans;

•	Provided general advice on employee stock purchase plan market trends;

•	Assisted in the development of the Company’s peer group of publicly traded bank holding companies to be used for market compensation comparisons; and

•	Provided market data, guidance, and general advice regarding executive compensation matters.

In reviewing McLagan’s performance in 2021 and considering its continued engagement for 2022, the Compensation Committee evaluated McLagan’s independence from Company management and any conflicts of interest in accordance

Executive Compensation (cont.)

with applicable SEC rules and NASDAQ listing requirements. The Compensation Committee requested and received a report from McLagan addressing the independence of McLagan and its senior advisors. The Compensation Committee considered McLagan’s provision of other services to the Company, the fees paid by the Company to McLagan as a percentage of McLagan’s total revenue, McLagan’s policies and procedures to prevent conflicts of interest, and the confirmation by McLagan that it and its representatives have no business or personal relationship with any member of the Compensation Committee, do not own any stock of the Company, and have no business or personal relationship with any executive officer of the Company. The Compensation Committee concluded that McLagan is independent of the Compensation Committee and of Company management and has no conflicts of interest in its performance of services to the Compensation Committee.

2021 Summary Compensation Table

The following table sets forth certain information with respect to the compensation earned during the years that ended on December 31, 2021 and 2020 (except for Gerald P. Plush who was appointed Vice-Chairman and Chief Executive Officer in the first quarter of 2021 and Alberto Capriles who has been included as an NEO starting in the year ended December 31, 2021) by our NEOs:

Name and Principal Position	Year	Salary ($)(1)	Stock awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)(*)	Total ($)(*)
Gerald P. Plush Vice-Chairman, President, and Chief Executive Officer	2021	743,750	2,584,574		1,073,125	232,920	4,634,369
Miguel Palacios	2021	500,000	300,180		356,250	64,585	1,221,015
Executive Vice President and	2020	500,000	—		267,188	59,236	826,424
Head of Commercial Banking
Alberto Capriles Executive Vice President and Chief Risk Officer	2021	425,000	233,873		262,969	55,084	976,926
Millar Wilson	2021	200,000	49,999	(3)	—	146,729	396,728
Former Vice-Chairman and	2020	800,000	—		735,000	69,927	1,604,927
Chief Executive Officer
Alfonso Figueredo	2021	270,000	324,170	(4)	—	970,325	1,564,495
Former President and	2020	540,000			336,656	59,854	936,510
Chief Operations Officer

(*)	Amounts rounded to the nearest whole number.

(1)

Amount of salary reported in any year may differ from the annual base salary amount due to the timing of changes in base salary or, hiring, or promotion of an NEO. NEOs who are also directors do not receive any additional compensation for services provided as a director while they are NEOs.

(2)

Represents the aggregate grant date fair value as of the respective grant date for each award calculated in accordance with FASB ASC Topic 718. The fair value of unvested restricted stock units is based on the market price of the Company’s Class A Common Stock at the date of the grant and the fair value of performance share units at grant date is based on estimated fair values using an option pricing model (Monte Carlos simulation). Refer to Note 1 “Business, Basis of Presentation and Summary of Significant Accounting Policies” and Note 13 “Incentive Compensation and Benefits Plans” to the consolidated audited financial statements in our Annual Report on Form 10-K for fiscal year ended December 31, 2021 for a discussion of the relevant assumptions used to determine the grant date fair value of these awards.

In general, the aggregate grant date fair value is the amount that the Company expects to expense for accounting purposes and does not correspond to the actual value that will be realized by an NEO from the award. For additional information regarding these grants, see “2021 Equity Based Long Term Incentive Awards” and “CEO Sign-on-Grant”. Each of our NEOs, except for Mr. Wilson who retired as Chief Executive Officer in March 2021 (see footnote (3) below), received a combination of Restricted Stock Units (“RSUs”) and Performance-based Restricted Stock Units

Executive Compensation (cont.)

(“PSUs”). In addition, Mr. Plush received a sign-on-grant in connection with his appointment as Vice-Chairman and CEO also in the form of a combination of RSUs and PSUs. With respect to the PSU awards, the grant date fair value included in the table above assumes that target performance is achieved. The maximum value of the PSUs for each NEO as of the grant date (excluding Mr. Wilson who retired in March 2021 and did not receive PSUs in 2021), assuming the highest level of performance will be achieved, is:

Name and Principal Position	PSU Grant Date Fair Value Assuming Target Performance (*)	PSU Grant Date Fair Value Assuming Maximum Performance (*)
Gerald P. Plush (sign-on-grant) (**)	$695,504	$695,504
Gerald P. Plush (2021 Equity based LTI)	$425,502	$638,261
Miguel Palacios (2021 Equity based LTI)	$150,180	$225,270
Alberto Capriles (2021 Equity based LTI)	$117,007	$175,510
Alfonso Figueredo (2021 Equity based LTI)	$162,182	$243,274

(*)	Amounts rounded to the nearest whole number.

(**)	In accordance with Mr. Plush’s Sign-On-Grant agreement the maximum number of PSUs he may earn are the number of PSUs at target performance.

(3)

After the 2021 annual meeting, effective June 9, 2021, Mr. Wilson was awarded 2,191 stock settled restricted stock units in connection with his service as a Director of the Company and the Bank. Such restricted stock unit award will vest on the first anniversary of the date of grant, provided that Mr. Wilson remains in continuous service through such date.

(4)

The amount reported represents the aggregate grant date fair value as of the respective grant date for each RSU and PSU award, however, Mr. Figueredo stepped down from his position as President and Chief Operating Officer on June 30, 2021 (the “Termination Date”) and in accordance with the terms and conditions of the RSU and PSU Agreements entered into by Mr. Figueredo, 1,351 RSUs and 1,729 PSUs, respectively, vested on the Termination Date. Mr. Figueredo forfeited 8,378 RSUs as well as the opportunity to earn any additional PSUs.

(5)	Represents annual incentive cash awards earned under the Annual Variable Compensation Program.

(6)	All Other Compensation for the NEOs in 2021 and 2020 is detailed in the following table:

Name	Year	Matching Awards ($)(1)(*)	Insurance Premiums ($)(2)(*)	Perquisites ($)(3)(*)	Consulting Fees ($)(4)(*)	Fees Earned or Paid in Cash ($)(5)(*)	Severance ($)(6)	Total ($) (*)
Gerald P. Plush	2021	26,154	38,836	159,597	—	8,333	—	232,920
Miguel Palacios	2021	25,962	16,934	21,690	—	—	—	64,585
Alberto Capriles	2021	22,067	17,005	16,012	—	—	—	55,084
Millar Wilson	2021	14,308	8,785	17,803	60,000	45,833	—	146,729
Alfonso Figueredo	2021	16,408	11,627	9,110	—	—	933,180	970,325

(*)	Amounts rounded to the nearest whole number.

(1)	Represents matching contributions under the 401(k) Plan and Executive Deferred Compensation Plan.

(2)

For Messrs. Plush and Figueredo, represents employer contributions toward medical plans and life insurance premium payments. For Messrs. Capriles, Palacios, and Wilson, represents employer contributions toward medical plans and gross-up payments related to imputed income from split-dollar life insurance (BOLI) arrangements.

(3)

Represents a one-time relocation expense payment ($100,000), a one-time temporary housing allowance ($45,000), auto allowance ($13,125), and cellular phone payments ($1,472) for Mr. Plush; auto allowance ($15,000), club memberships ($5,689) and cellular phone payments ($992) for Mr. Palacios; auto allowance ($15,000), and cellular phone allowance ($1,012) for Mr. Capriles; auto allowance ($4,375), club memberships ($13,336) and cellular phone payments ($92) for Mr. Wilson and auto allowance ($8,125), and cellular phone payments ($985) for Mr. Figueredo.

Executive Compensation (cont.)

(4)	Represents a consulting fee related to a Consulting Agreement entered into by the Company and the Bank with Mr. Wilson after Mr. Wilson’s retirement. See “Consulting Agreement — Mr. Millar Wilson.”

(5)

In the case of Mr. Plush, represents cash fees for services provided to us and/or the Bank as a non-employee director prior to his appointment as the Company’s Executive Vice-Chairman in February 2021, including retainers for board and committee service. At the request of Mr. Plush, all director fees and compensation, he was entitled to receive for his service as a non-employee director of the Company was paid to Patriot Financial Partners, L.P., a principal shareholder of the Company of which he was a Partner, see “Security Ownership of Certain Beneficial Owners”. In the case of Mr. Wilson, represents fees paid in cash for services provided to us and/or the Bank as a non-employee director, from April 1, 2021 through December 31, 2021, following his retirement as CEO.

(6)

Includes $928,780 in cash severance (payable over a 12-month period) and $4,400 in outplacement assistance for Mr. Figueredo offered through a third-party vendor made to Mr. Figueredo in accordance with the terms of a Separation Agreement and General Release entered into by the Company and the Bank with Mr. Figueredo. See “Separation Agreement and General Release — Mr. Alfonso Figueredo.”

Narrative Disclosure to Summary Compensation Table

The Compensation Committee administers the compensation program for the NEOs. The compensation program for our named executive officers consists of a base salary, short-term incentive compensation (under the Annual Variable Compensation Program) payable in cash and long-term incentive compensation in the form of equity awards (under the Equity Based Long-Term Incentive Plan, a sub-plan under the 2018 Equity and Incentive Compensation Plan), and health and welfare benefits. The compensation program’s design is based upon the Company’s performance, the level of responsibility and performance of each NEO, and the analysis of market compensation levels, trends and best practices.

The Compensation Committee annually reviews each of our NEO’s base salary and overall compensation. In 2020, due to the uncertainty generated by the COVID-19 pandemic, we did not perform a benchmark analysis and the continuation of the same amount of base salary of each of our NEOs was approved. During the second half of 2020, and early 2021 the Company completed a CEO succession process, and our new CEO was hired in the first quarter of 2021. Based on a benchmark comparison completed by McLagan, the Compensation Committee resolved to approve the base salary of our new CEO at $850,000. In 2021, based on a benchmark comparison completed by McLagan, the Compensation Committee resolved to ratify the base salary of Mr. Palacios and Mr. Capriles at $500,000 and $425,000, respectively.

Non-Equity Incentive Plan Awards

Our NEOs are eligible to earn cash incentive awards under our Annual Variable Compensation Program based on the level of achievement of performance goals for each applicable performance cycle. In addition to meeting the performance goals for the plan, NEOs must also be employed and in good standing at the time of payment to receive an incentive payout under the plan.

Our Annual Variable Compensation Program is a short-term, non-equity incentive plan that is intended to motivate and reward the NEOs’ performance and contributions to our success and focus the NEO’s attention on specific goals. The plan provides an annual cash incentive based on the achievement of corporate performance metrics and the execution of key initiatives defined for each NEO. Under the Annual Variable Compensation Program, the amount of each named executive officer’s potential bonus payout that can be earned at threshold, target and maximum levels is determined as a percentage of the named executive officer’s base salary, but those levels can be adjusted in the judgment of the Compensation Committee. Messrs. Wilson and Figueredo did not earn an incentive under the Annual Variable Compensation Program in 2021 because Messrs. Wilson and Figueredo retired from the Company in March 2021 and June 2021, respectively.

Executive Compensation (cont.)

The target annual bonus opportunity under the Annual Variable Compensation Program for 2021 for Messrs. Plush, Palacios and Capriles, expressed as a percentage of their base salary and as a dollar amount, is detailed in the following table:

	Target Annual Incentive Award (as a % of Base Salary)	Target Annual Incentive Award ($)
Gerald P. Plush	100%	$850,000	(1)
Miguel Palacios	60%	$300,000
Alberto Capriles	50%	$212,500

(1)

In accordance with Mr. Plush’s employment agreement his annual incentive award for 2021 was guaranteed to be a minimum of $850,000, for more information see “Employment Agreement with Vice-Chairman, President, and Chief Executive Officer — Gerald P. Plush”

Under the Annual Variable Compensation Program, as soon as possible at the beginning of each fiscal year, the Compensation Committee sets the performance metrics that will be used to determine the bonus payment to be awarded to each NEO upon the achievement of the established performance metrics. The performance metrics for 2021 included:

•	Net income

•

Growth in average total core deposits (total core deposits represent all domestic and international deposits excluding time deposits and brokered deposits and annual growth is calculated based on average daily balance comparisons vs. the prior year)

•	Non-interest income/total revenues

•	Efficiency ratio

•

Non-performing loans over average loans and execution of strategic objectives (a combined quantitative and qualitative metric that measures the behaviors and approach executed as well as actual results pertaining to strategic objectives and key initiatives).

The weighting for all named executive officers, excluding Mr. Wilson who retired in the first quarter of 2021, for the various performance metrics in 2021 was the following:

Net income	Growth in avg. total core deposits	Non-interest income/ total revenues	Efficiency ratio	NPL/Total Loans	Execution of key initiatives
25%	10%	7.5%	7.5%	10%	40%

The Compensation Committee establishes threshold, target and maximum performance levels for each selected performance metric under the Annual Variable Compensation Program as well as the bonus payout that can be earned for achieving each performance metric at the set performance levels, which for threshold performance is 50% of target and for maximum performance is 150% of target. If performance falls below the threshold level for any performance metric, no payment is earned; however, payment is earned for other performance metrics that are achieved at least equal to threshold level. Maximum represents the maximum level of performance at which a payment is earned on each performance metric. If the performance achieved for any performance metric is above the maximum level, no additional incentive above the maximum incentive for such performance metric is earned. Actual performance between threshold, target and maximum performance levels is interpolated to determine the amount of payment based on relative achievement of the performance metrics.

Executive Compensation (cont.)

The threshold, target and maximum performance levels for each selected performance metric and the actual result for each performance metric (excluding execution of key initiatives which are based on individual performance and evaluation of each NEO) in 2021 were the following:

Performance Metric	Threshold	Target	Maximum	Actual result	Achieved level
Net Income (1)	$43.80	$50.00	$56.30	$50.00	Target
Growth in avg. total core deposits	3.00%	6.00%	8.40%	15.10%	Maximum
Non-interest income/ total revenues	15.80%	18.00%	20.30%	22.10%	Maximum
Core Efficiency Ratio (Non-GAAP) (2)	66.30%	63.20%	60.00%	73.94%	Threshold not achieved
NPL/Total Loans	1.50%	1.25%	1.00%	0.89%	Maximum

(1)

Net income was adjusted to exclude one-time non-recurring items, including the gain on the sale of the Company’s headquarters completed in December 2021 as well as the reversal of allowance for loan losses and reserves. For additional details and a reconciliation to GAAP financial measures, please see Exhibit 2 of the Company’s Earnings Release for the fourth quarter of 2021 furnished on a current report on Form 8-K filed with the SEC on January 19, 2022.

(2)

The Committee considered core efficiency ratio which is a Non-GAAP adjusted measure and excludes one-time non-recurring items. For additional details and a reconciliation of core efficiency ratio to GAAP financial measures, please see Exhibit 2 of the Company’s Earnings Release for the fourth quarter of 2021 furnished on a current report on Form 8-K filed with the SEC on January 19, 2022.

In 2022, the Compensation Committee approved the actual incentive compensation earned by our NEOs under the Annual Variable Compensation Program based on the actual achievement of the performance metrics set forth above and the individual evaluations performed for each NEO in relation to the execution of strategic objectives and key initiatives which for the 2021 awards included the consideration of the following items:

Gerald P. Plush – Vice-Chairman, President, and CEO

Successfully assumed the leadership of the Company as the new CEO in 2021 and continues to gain the confidence of team members, investors, and the community.

Set a new strategic direction of the Company successfully improving operating results, specifically focusing on:

•	Improving deposit composition;

•

Increasing brand awareness (engagement of Zimmerman Advertising, a leading advertising agency in the US, as our new marketing agency; enhancements to physical facilities including branch and ATM signage; marketing partnership with the NHL Florida Panthers), launched common look and feel initiative for consistency of customer experience;

•	Rationalizing lines of business and geographies, including NYC loan production office, among others;

•	Optimizing capital structure (elimination of Class B Common Stock);

•	Increasing total return to shareholders (share buyback programs, and declaration of dividend payments);

•	Launched ESG initiative; and

•	Developed affinity relationships and increased our community involvement (new relationship with United Way Miami and successful launch of a new internship program with the University of Miami).

Defined a strategy and started implementation of initiatives to achieve 60% efficiency ratio, including:

•

New multi-year outsourcing relationship with financial technology leader FIS® to assume full responsibility over a significant number of our support functions and staff, including certain back-office operations;

•	Outsourcing of internal audit function; and

•	Establishing a new procurement function and hiring a Chief Procurement Officer to drive and achieve additional savings.

Executive Compensation (cont.)

Leading digital transformation through evaluation and implementation of solutions developed by leading Fintechs.

Led significant number of senior leadership changes, including:

•	Recruitment of a highly accomplished new Head of Internal Audit;

•	New hires to lead communications and community relations, social media and marketing;

•	Promoted internal candidate to lead diversity and inclusion; and

•	Increased the diversity of direct reports to the CEO.

Led upgrade of benefits for team members, including launch of Employee Stock Purchase Plan (subject to shareholder approval).

Miguel Palacios — Executive Vice-President and Head of Commercial Banking

Achieved growth in core deposits including business banking and increased non-interest income including the successful launch of Zelle® for commercial customers.

Led the implementation of the PPP forgiveness process and sale of the remaining PPP portfolio.

Successfully implemented the NY Loan Production Office exit strategy.

Achieved improvement in average loan yields.

Supported the digital transformation strategy through the rollout of an improved online account opening process and launched the digital investment platform and digital small business loan application.

Achieved relevant talent acquisition in business development areas.

Alberto Capriles — Executive Vice-President and Chief Risk Officer

Successfully led the continuous improvement of the Enterprise Risk Management framework.

Led the consolidation of the BSA and Compliance units into one successfully streamlining processes and generating efficiencies while supporting the key strategic business initiatives.

Assumed responsibility over Information Technology and oversaw the successful implementation of new systems and solutions.

Played a key lead role in the review, analysis, and decision process to establish the new multi-year outsourcing relationship with FIS®.

The percentage awarded to each named executive officer for each performance metric along with our named executive officers’ annual incentive payments earned for 2021, are set forth in the table below:

	Net income	Growth in avg. total core deposits (1)	Non-interest income/ total revenues (1)	Core Efficiency ratio (Non- GAAP) (2)	NPL/ Total Loans (1)	Execution of key initiatives	Percentage of Target	Total Incentive Award in 2021
Gerald P. Plush	25%	15%	11.25%	0%	15%	60%	126.25%	$1,073,125
Miguel Palacios	25%	15%	11.25%	0%	15%	52.5%	118.75%	$356,250
Alberto Capriles	25%	15%	11.25%	0%	15%	57.5%	123.75%	$262,969

(1)	Performance metric achieved at or over maximum level. Payment earned at 150% of target.

(2)

Performance metric threshold not reached. No payment earned for the core efficiency ratio metric which is a Non-GAAP adjusted measure and excludes one-time non-recurring items. For additional details and a reconciliation of core efficiency ratio to GAAP financial measures, please see Exhibit 2 of the Company’s Earnings Release for the fourth quarter of 2021 furnished on a current report on Form 8-K filed with the SEC on January 19, 2022.

Executive Compensation (cont.)

The awards for the 2021 Annual Variable Compensation Program detailed in the table above, were paid in cash on February 16, 2022 for Messrs. Plush, Palacios and Capriles.

Equity Based Long Term Incentive Plan

In February 2021, the Compensation Committee approved an equity based Long-Term Incentive Plan (the “Equity based LTI Plan”), a plan under the 2018 Equity and Incentive Compensation Plan, to provide a framework for granting equity awards to the NEOs and other members of the Company’s Executive Management Committee (the “Plan Participants”). Under the Equity based LTI Plan, the Plan Participants may be awarded: (1) PSUs, and (2) time-based RSUs. In general, awards to Plan Participants under the Equity based LTI Plan will be 50% in PSUs which generally vest at the end of a three-year performance period and 50% in time vested RSUs that vest ratably over a three-year period. In both cases, vesting is subject to the grantee remaining in continuous service through the vesting date. The PSUs and RSUs awarded will be settled in shares of Class A Common Stock of the Company.

In 2021, Messrs. Plush, Palacios, Capriles and Figueredo were awarded the following equity grants:

			Estimated Future Payouts for the PSUs (#)
	Grant date		Threshold (#)	Target (#)	Maximum (#)	Number of RSUs (#)	Grant Date Fair Value of PSUs and RSUs ($) (*) (1)
Gerald P. Plush	2/16/2021	(2)	31,189	62,377	62,377	62,377	1,734,081
	2/16/2021		12,763	25,525	38,288	25,525	850,493
Miguel Palacios	2/16/2021		4,505	9,009	13,513	9,009	300,180
Alberto Capriles	2/16/2021		3,510	7,019	10,529	7,019	233,873
Alfonso Figueredo	2/16/2021		4,865	9,729	14,594	9,729	324,170	(3)

(*)	Amounts rounded to the nearest whole number.

(1)

Represents the aggregate grant date fair value as of the respective grant date for each PSU and RSU award calculated in accordance with FASB ASC Topic 718. Refer to Note 1 “Business, Basis of Presentation and Summary of Significant Accounting Policies” and Note 13 “Incentive Compensation and Benefits Plans” to the consolidated audited financial statements in our Annual Report on Form 10-K for fiscal year ended December 31, 2021 for a discussion of the relevant assumptions used to determine the grant date fair value of these awards.

(2)	Reflects the Sign-on-Grant awarded to Mr. Plush in connection with his appointment as Vice-Chairman and CEO.

(3)

The amount reported represents the aggregate grant date fair value as of the respective grant date for each award, however, Mr. Figueredo stepped down from his position as President and Chief Operating Officer on June 30, 2021 (the “Termination Date”) and in accordance with the terms and conditions of the RSU and PSU Agreements entered into by Mr. Figueredo, 1,351 RSUs and 1,729 PSUs, respectively, vested on the Termination Date. Mr. Figueredo forfeited 8,378 RSUs as well as the opportunity to earn any additional PSUs.

In connection with his appointment as Vice-Chairman and CEO, Mr. Plush received a sign-on grant of RSUs (50%) and PSUs (50%). The RSUs vest ratably over a three-year period and the PSUs will cliff vest after a three-year performance period beginning January 1, 2021 and ending on December 31, 2023 (the “Performance Period”) and any shares earned shall be based on the achievement of the Relative Total Shareholder Return (as defined in the applicable PSU Agreement) at a Threshold or Target level set by the Compensation Committee for the Performance Period, and in general can range from 50% of the PSUs to 100% of the PSUs.

Grants awarded to our NEOs in 2021 included RSUs and PSUs. RSUs vest ratably over a three-year period and the PSUs will cliff vest after the Performance Period and any shares earned shall be based on the achievement of the Relative Total Shareholder Return (as defined in the applicable PSU Agreement) at a Threshold, Target or Maximum level set by the Compensation Committee for the Performance Period, and in general can range from 50% of the PSUs to 150% of the PSUs.

All awards are also subject to each NEO remaining in the continuous service of the Company through the vesting date.

Executive Compensation (cont.)

Employment Agreements

Employment Agreement with Vice-Chairman, President and Chief Executive Officer — Gerald P. Plush

On January 14, 2021, the Company and the Bank entered into an employment agreement with Mr. Plush. Under the terms of the agreement, Mr. Plush will be employed by the Company and the Bank for a three-year term beginning on February 15th, 2021 (the “Effective Date”) and provides for automatic one-year extensions unless expressly not renewed.

Under the agreement, Mr. Plush receives a base salary (reviewed at least annually by the Compensation Committee and may be increased but not decreased), an annual performance bonus (guaranteed to be a minimum of $850,000 for 2021) and is eligible to receive equity-based awards. Mr. Plush also receives a monthly car stipend and is entitled to participate in all employee benefit plans, practices and programs maintained by the Bank or the Company, accrual of vacation time, reimbursement for a club membership as well as certain out-of-pocket business, entertainment, and travel expenses. The agreement also provided for a one-time payment of $100,000 to cover Mr. Plush’s relocation expenses and a one-time temporary housing allowance of $15,000 per month for up to three months after the Effective Date.

In addition, the agreement provides for severance benefits in the event that Mr. Plush’s employment is terminated: (i) by the Bank without Cause or by the Executive for Good Reason prior to a Change in Control (as these terms are defined in the agreement) or (ii) by the Bank without Cause (other than on account of the executive’s death or Disability) or by Mr. Plush for Good Reason (a “Qualifying Termination”) within 24 months following a Change in Control, in each case, subject to Mr. Plush’s timely execution and non-revocation of a release of claims in favor of the Bank and the Company, its affiliates and their respective officers, directors, employees, attorneys, and agents.

In the event of a Qualifying Termination unrelated to a Change in Control, Mr. Plush will be entitled to receive one and a half times the sum of (i) the base salary and (ii) the average of the annual bonuses earned for the three full years preceding the year in which such Qualifying Termination occurs or, if less than three years, the greater of (A) the average of the annual bonuses earned for all full years preceding the year in which the termination occurs, or (B) if less than one year, Mr. Plush’s target annual bonus in effect for the year in which the termination occurs, which sum shall be payable in substantially equal installments over a period of 18 months in accordance with the Bank’s normal payroll practices; and reimbursements under COBRA (as defined in the agreement), if properly elected for a period of up to 18 months following the date of termination.

In the event of a Qualifying Termination during the 24 months following a Change in Control, Mr. Plush will be entitled to receive the same compensation and benefits, except instead of one and a half times the base salary and average annual bonuses payment made in installments described above, Mr. Plush will be entitled to receive a lump sum payment equal to 2.99 times the sum of (i) the base salary and (ii) the average of the annual bonuses earned for the three full years preceding the year in which such qualifying termination occurs or, if less than three years, the greater of (A) the average of the annual bonuses awarded for all full years preceding the year in which the termination occurs, or (B) if less than one year, Mr. Plush’s target annual bonus in effect for the year in which the termination occurs.

In the event of a termination due to the death or Disability (as defined in the agreement), Mr. Plush (or his estate and/or beneficiaries, as the case may be) will be entitled to receive: (i) any accrued but unpaid base salary and any accrued but unused vacation; (ii) reimbursement for unreimbursed business expenses properly incurred by Mr. Plush prior to the termination of employment; (iii) such employee benefits, if any, as to which Mr. Plush may be eligible under the Bank’s employee benefit plans as of the termination of employment; provided that, in no event shall Mr. Plush be eligible to receive any payments in the nature of severance or termination payments except as specifically provided in the agreement; and (iv) a lump sum cash payment equal to the product of the annual bonus that he would have earned for the year in which the termination occurs based on achievement of the applicable performance goals for such year and a fraction, the numerator of which is the number of days Mr. Plush was employed by the Bank and the Company during the year of termination and the denominator of which is the number of days in such year.

In the event of a Qualifying Termination unrelated to a Change in Control, or a Qualifying Termination during the 24 months following a Change in Control, or of a termination due to the death or Disability, treatment of any outstanding equity awards will be in accordance with the terms of the applicable equity plan and award agreement.

The agreement also includes customary intellectual property, non-solicitation, non-compete and confidentiality provisions.

Executive Compensation (cont.)

Employment Agreements with all other NEOs

On March 20, 2019, the Bank entered into employment agreements with each of Messrs. Wilson, Figueredo, Palacios and Capriles (each, an “Employment Agreement” and together, the “Employment Agreements”). The Employment Agreements contained substantially the same terms and conditions, including a three-year term with an evergreen provision, an annual base salary, the opportunity to earn an annual bonus, eligibility to receive equity-based awards and participation in employee benefit plans. In addition, the Employment Agreements provided for severance benefits if employment was terminated under certain conditions.

Messrs. Wilson and Figueredo’s Employment Agreements with the Company and the Bank terminated on March 19, 2021 and June 30, 2021, respectively.

The Employment Agreements of Messrs. Palacios and Capriles terminated effective in March 2022 and on March 18, 2022 each of Mr. Palacios, Mr. Capriles, the Company, and the Bank, entered into change in control severance agreements and restrictive covenant agreements, see “Change in Control Severance Agreements and Restrictive Covenant Agreements with Mr. Palacios and Capriles.”

Change in Control Severance Agreements and Restrictive Covenant Agreements with Mr. Palacios and Capriles

On March 18, 2022, each of Mr. Palacios and Capriles (each referred to here as the “Executive” or by name), the Company, and the Bank, entered into change in control severance agreements (each, a “CIC Agreement” and together, the “CIC Agreements”). Each CIC Agreement has an initial term of 24 months and provides for automatic 12 month renewals unless the Company notifies the applicable Executive at least 90 days before such renewal that the CIC Agreement will be terminated. The CIC Agreements provide for severance benefits if each Executive is terminated “without cause” or resigns for “good reason”, on or within 24 months following a Change in Control (“Termination”), subject to the timely execution and non-revocation of a release of claims and compliance with any applicable restrictive covenant agreement. In the event of a Termination, each Executive will be entitled to receive the following compensation and benefits:

An amount equal to the product of two times the sum of (i) the Executive’s base salary in effect on the date of Termination, plus (ii) the Employee’s average annual bonuses earned for the three (3) full years preceding the year in which the Qualifying Termination occurs, or, if less than three (3) years, the greater of (x) the average of the annual bonuses awarded for all full years preceding the year in which the Qualifying Termination occurs or (y) if less than one (1) year, the Employee’s target annual bonus in effect for the year in which the Qualifying Termination occurs; and reimbursements under COBRA (as defined in each CIC Agreement), if properly elected for a period of 12 months following Termination.

In connection with the execution of the CIC Agreements, each Executive also executed a Restrictive Covenant Agreement on the same date, that includes customary intellectual property, non-solicitation, non-compete, non-disparagement and confidentiality provisions.

Consulting Agreement — Mr. Millar Wilson

In connection with Mr. Millar Wilson’s retirement as Vice-Chairman and Chief Executive Officer of the Company and the Bank, on February 16, 2021, the Bank entered into a Consulting Agreement with Mr. Wilson, effective as of April 1, 2021 (the “Agreement”) that ended on December 31, 2021. The Agreement called for Mr. Wilson to provide, upon specific request from the office of the Bank’s Chief Executive Officer, support in connection with ongoing transactions or processes and guidance and advice on corporate and/or business strategy matters. Mr. Wilson rendered such services as outlined by the Bank and agreed to by Mr. Wilson on a project-by-project basis. For such consulting services, Mr. Wilson received a fee of $7,500 per month during the term of the Agreement. The Agreement also contained customary provisions, including a provision related to confidentiality.

Separation Agreement and General Release — Mr. Alfonso Figueredo

On June 30, 2021, Mr. Figueredo and the Bank entered into a Separation Agreement and General Release (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Figueredo stepped down from his position as

Executive Compensation (cont.)

President and Chief Operating Officer of the Company and the Bank on June 30, 2021 (the “Separation Date”). Pursuant to the Separation Agreement, Mr. Figueredo is entitled to: (i) a cash severance payment equal to $928,780 (one time the sum of his base salary and the average of the annual bonuses earned for the three previous years), less applicable withholdings and taxes, payable over a twelve-month period, (ii) continued group health plan coverage for Mr. Figueredo and his eligible dependents for a period of up to one year following the Separation Date, provided that Mr. Figueredo and his eligible dependents elect to maintain group health plan coverage for such period, and (iv) outplacement assistance in the form determined by the Bank offered through a third-party vendor selected by the Bank for up to six (6) months following the Termination Date. The Separation Agreement also provided for accelerated vesting of 24,923 shares of Class A Common Stock of the Company, corresponding to the last installment of shares of restricted stock granted to Mr. Figueredo pursuant to the Restricted Stock Agreement entered into by Mr. Figueredo and the Company on January 7, 2019.

Mr. Figueredo agreed to a general release of all claims against the Bank and its affiliates (including, but not limited to, the Company) as well as to be bound to certain covenants and restrictions, including customary non-solicitation and confidentiality provisions.

401(k) Plan

The Bank sponsors the Amerant Bank Retirement Benefits Plan, or the 401(k) Plan, for its employees. Each employee is eligible to make contributions to the 401(k) Plan and receive matching employer contributions after attaining age 21- and three-months’ employment with the Bank. The NEOs may participate in the 401(k) Plan on the same terms as the rest of the Bank’s employees. The 401(k) Plan is intended to be qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, or the Code. As a tax-qualified retirement plan, pre-tax contributions to the 401(k) Plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) Plan. Each participant may defer eligible compensation subject to the statutory limit and participants that are 50 years or older can also make additional “catch-up” contributions above the statutory limit. As a safe harbor plan, the Bank matches 100% of the first 5% of the participants’ contribution to the 401(k) Plan. All contributions made by both the participants and the Bank to the participants’ accounts are vested immediately.

Executive Deferred Compensation Plan

The Bank maintains a non-qualified deferred compensation plan, or the Deferred Compensation Plan, for highly compensated employees, including the NEOs. The Deferred Compensation Plan is designed to prevent such employees from being disadvantaged by 401(k) Plan limits and supplements the 401(k) Plan’s savings opportunities.

The Deferred Compensation Plan was amended, effective January 1, 2019, to limit deferral contributions to 50% of the participant’s non-bonus compensation and 100% of the participant’s annual bonus compensation, and to permit investments in Company stock. The Deferred Compensation Plan allows eligible employees to receive matching contributions up to 5% of their annual salary. The Deferred Compensation Plan permits deferrals of compensation above the amounts they can contribute for retirement under the 401(k) Plan. All deferrals, employer contributions, earnings, and gains on each participant’s account in the Deferred Compensation Plan are vested immediately.

Messrs. Plush, Palacios, Capriles, Wilson (during employment) and Figueredo (during employment), participate in the Deferred Compensation Plan. Each participant’s account under the Deferred Compensation Plan holds their contributions, along with earnings, expenses, gains, and losses. Each participant makes his or her own investment decisions as to amounts held in a participant’s account from investment options that are designated in a services agreement between the Bank and Fidelity Investments, Inc. for the Deferred Compensation Plan.

All deferrals, employer contributions, earnings, and gains on each participant’s account in the Deferred Compensation Plan are distributed in cash after the participant’s separation from service, either in a lump sum payment or in installment payments, in accordance with the participant’s distribution election. Each distribution, whether in a lump sum or a series of installment payments, commences on the first day of the month following the month in which the applicable triggering event occurred. Installment payments continue annually from the commencement day of the first installment distribution. If the participant’s separation from service is due to the participant’s disability or death, the deferrals, employer contributions, earnings, and gains on the participant’s account will immediately become 100% vested and payment will be made in such form as designated in the participant’s distribution election.

Executive Compensation (cont.)

Compensation upon termination under the Deferred Compensation Plan

Under the Deferred Compensation Plan, if a change in control of the Bank, as defined in Section 409A of the Internal Revenue Code, occurs prior to a participant’s separation from service, the deferrals, employer contributions, earnings, and gains on the participant’s account will immediately become 100% vested at such time and the participant will receive a lump sum cash payment on the first day of the month following the change in control.

Life Insurance Benefits

The Company has entered into a split-dollar life insurance agreement with each of the named executive officers, except Mr. Plush and Mr. Figueredo. Under each agreement, the Company has purchased a life insurance policy on the life of each executive, and the executive’s designated beneficiary(ies) will receive a portion of the death benefit under the policy upon the executive’s death. The death benefit during employment for Mr. Wilson was $2,000,000, for Mr. Palacios $1,000,000, and for Mr. Capriles $1,000,000. Mr. Plush holds an individual life insurance policy that is paid in full by the Company with a death benefit totaling $2,000,000. While employed with the Company, Mr. Figueredo held an individual life insurance policy that was paid in full by the Company with a death benefit totaling $1,000,000 (not subject to continuation after employment).

Under the split-dollar life insurance policy a portion of the death benefit is endorsed to the applicable NEO, and each year the applicable NEO has an imputed income from his portion of the death benefit. Each NEO is then subject to income taxes on this imputed income. The Company pays each NEO that has entered into a split-dollar life insurance agreement the applicable amount for the NEO to offset the income tax related to the imputed income from his portion of the death benefit.

In cases where a split-dollar life insurance agreement has been entered into with an NEO, the life insurance benefits may continue beyond termination of employment if participants have met the retirement requirements of 55 years of age and 15 years of service, or 60 years of age and 10 years of service prior to termination. At the time of Mr. Wilson’s retirement, he had met the retirement requirements, so his death benefit will continue but has been reduced to $1,600,000 based on the terms of the split-dollar agreement; the death benefit will be reduced to $800,000 at 70 years of age, and to $400,000 at 80 years of age. Mr. Wilson is responsible for the income tax due on the imputed income for this benefit.

2018 Equity and Incentive Compensation Plan

In 2018 the Company adopted and approved the Amerant Bancorp Inc. 2018 Equity and Incentive Compensation Plan, or the 2018 Plan. The purpose of the 2018 Plan is to attract and retain executive officers and other employees of the Company and its subsidiaries and compensate our non-employee directors and potentially certain of our consultants for their service, to align their interests with those of our shareholders, and to provide to such persons incentives and rewards for service and/or performance to us and/or our subsidiaries. The Compensation Committee of our Board is the administrator of the 2018 Plan and, in general, determines the award mix under the 2018 Plan in consultation with its outside compensation consultant.

The following types of awards are available under the 2018 Plan: option rights, appreciation rights, restricted stock, restricted stock units, cash incentive awards, performance shares, performance units, and other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Class A Common Stock or factors that may influence the value of such shares. Awards are made in shares of Class A Common Stock.

On April 13, 2021, the Compensation Committee delegated its authority to grant certain equity compensation awards under the 2018 Plan to Mr. Gerald P. Plush, the Company’s Vice-Chairman, President, and CEO. Under this delegation, Mr. Plush is authorized to grant up to a total of 160,000 shares of Class A Common Stock of the Company for the attraction or retention of key talent, provided that he (i) not use the authorization to grant shares for himself or any other NEO or Section 16 Officer, or Director and (ii) provide a report to the Compensation Committee in its next regular meeting following the approval of any such grants under this authorization.

Executive Compensation (cont.)

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table provides information about the outstanding share-based equity awards for each of our NEOs as of December 31, 2021:

	Stock Awards
	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)(*)(1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#) (2)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(*)(1)
Gerald P. Plush	62,377	(3)	2,155,125	62,377	(4)	2,155,125
	25,525	(5)	881,889	38,288	(6)	1,322,850
Miguel Palacios	9,009	(5)	311,261	13,513	(6)	466,874
Alberto Capriles	7,019	(5)	242,506	10,529	(6)	363,777
Alfonso Figueredo (7)	—		—	—		—
Millar Wilson	2,191	(8)	75,699	—		—

(*)	Amounts rounded to the nearest whole number.

(1)

The market value is based on the Company’s Class A Common Stock price as of close of market on December 31, 2021 ($34.55) multiplied by the number of unearned shares of the Company’s Class A Common Stock and rounded to the nearest number.

(2)	The number of units reported in this column are based on achieving maximum performance for each applicable award.

(3)

Represents RSUs granted on February 16, 2021 in connection with a sign-on-grant, and vest in substantially equal installments on each of the first three anniversaries of the date of grant, provided that Mr. Plush remains in the continuous service of the Company or a subsidiary through each such date.

(4)

Represents PSUs granted on February 16, 2021 in connection with a sign-on-grant, representing Mr. Plush’s right to earn, on a one-for-one basis, shares of Class A Common Stock, subject to performance requirements over a three-year period ending December 31, 2023 provided that Mr. Plush remains in the continuous service of the Company or a subsidiary through such date. This award is more fully described under “Equity Based Long Term Incentive Plan”.

(5)

Represents RSUs granted on February 16, 2021 under the Equity based LTI Plan, and vest in substantially equal installments on each of the first three anniversaries of the date of grant, provided that the NEO remains in the continuous service of the Company or a subsidiary through each such date.

(6)

Represents PSUs granted on February 16, 2021 under the Equity based LTI Plan, representing the NEO’s right to earn, on a one-for-one basis, shares of Class A Common Stock, subject to performance requirements over a three-year period ending December 31, 2023 provided that the NEO remains in the continuous service of the Company or a subsidiary through such date. This award is more fully described under “Equity Based Long Term Incentive Plan”.

(7)

Mr. Figueredo stepped down from his position as President and Chief Operating Officer on June 30, 2021 (the “Termination Date”) and in accordance with the terms and conditions of the RSU and PSU Agreements entered into by Mr. Figueredo, 1,351 RSUs and 1,729 PSUs, respectively, vested on the Termination Date. In addition, 24,923 shares of Class A Common Stock of the Company vested, corresponding to the last installment of shares of restricted stock granted to Mr. Figueredo pursuant to the Restricted Stock Agreement entered into by Mr. Figueredo and the Company on January 7, 2019. As of the Termination Date, Mr. Figueredo forfeited 8,378 RSUs as well as the opportunity to earn any additional PSUs.

(8)

After the 2021 annual meeting, effective June 9, 2021, Mr. Wilson was awarded 2,191 stock settled RSUs in connection with his service as a Director of the Company and the Bank. Such restricted stock unit award will vest on the first anniversary of the date of grant, provided that Mr. Wilson remains in continuous service as a director through such date.

Director Compensation

Director compensation is determined by the Board based upon the recommendations of the Compensation Committee, which are determined based on input from the Compensation Committee’s compensation consultant, market data, governance trends and best practices, see “Executive Compensation-Compensation Consultant”. The Board uses a combination of cash and stock-based compensation to attract qualified candidates to serve as directors and to compensate them for their service. In setting the compensation of non-employee directors, the Compensation Committee and the Board consider the significant amount of time that the Board and its Committees are expected to expend, the workload and responsibility, the skills, knowledge, and understanding needed for service on the Board, and the types and amounts of director pay of our identified peer group.

The Compensation Committee and the Board annually review non-employee director compensation, and the Board, upon the recommendation of the Compensation Committee, has from time to time changed the amounts and forms of director pay. For example, director compensation was restructured, effective April 2020 and June 2021, to further align our compensation structure with our identified peer group and the broader market.

Non-Employee Director Compensation Structure

Annual Retainer paid to all Non-Employee Directors for Board Service	01-01-2021/ 05-31-2021	Effective from 06-01-2021
Cash retainer for Board service (1)	$46,000	$46,000
Cash retainer per Committee membership (1)	$14,000	—
Cash retainer per Audit Committee membership (1)	—	$12,000
Cash retainer per all other Committees membership (1)	—	$10,000
Annual Equity Grant (2)	$50,000	$50,000
Board and Committee chair annual retainers (1)
Board Chair retainer	$75,000	$75,000
Audit Committee Chair retainer	$15,000	$15,000
Annual Committee Chair retainer for all other Committees	$12,000	$12,000

(1)	Payable in equal monthly installments.

(2)	Restricted Stock Units equivalent to $50,000 based on grant day price with one year vesting starting after the annual meeting.

When applicable, non-employee directors are also reimbursed for their travel, lodging and related expenses incurred in connection with attending Board, committee, and shareholders meetings as well as any other designated Company events. Executive officers who are also directors do not receive any compensation for services provided as a director.

Director Compensation (cont.)

The following table provides information on 2021 compensation for each of our non-employee directors who served during 2021. Messrs. Plush and Wilson also served as non-employee directors for a portion of 2021; their compensation, including 2021 compensation for board and committee service as non-employee directors is reported in the Summary Compensation Table under the Executive Compensation section. The table below reflects payments made in connection with service on our Board, the Bank’s Board, the Company’s Board Committees and the AML-BSA Committee of the Bank’s Board (prior to its responsibilities being assumed by the Board Risk and Board Audit Committees), as applicable.

	Fees Earned or Paid in Cash ($)(*)(1)	Stock Awards ($)(2)(*)(3)	Total (*)($)
Frederick C. Copeland, Jr.	174,833	49,999	224,832
Miguel A. Capriles L.	63,667	49,999	113,666
Rosa M. Costantino	44,000	—	44,000
Pamella J. Dana	94,167	49,999	144,166
Gustavo Marturet M.	78,333	49,999	128,332
Dolores M. Lare (4)	50,500	49,999	100,499
John W. Quill	82,167	49,999	132,166
Jose Antonio Villamil	50,000	—	50,000
Guillermo Villar	92,167	49,999	142,166
Gustavo J. Vollmer A.	57,667	49,999	107,666

(*)	Amounts rounded to the nearest whole number.

(1)	Represents fees paid in cash for services provided to the Company and/or the Bank as a director, including retainers for board and committee service.

(2)

After the 2021 annual meeting, effective June 9, 2021, Messrs. Copeland, Quill, and Villar, Dr. Dana and Mrs. Lare were each awarded 2,191 stock settled RSUs and Messrs. Capriles, Marturet and Vollmer were each awarded 2,191 cash settled RSUs. Such restricted stock unit awards will vest on the first anniversary of the date of grant, provided that the grantee remains in continuous service as a director through such date. The grant date fair value provided in this column was computed in accordance with FASB ASC Topic 718. Refer to Note 1 “Business, Basis of Presentation and Summary of Significant Accounting Policies” and Note 13 “Incentive Compensation and Benefit Plans” to the consolidated audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a discussion of the relevant assumptions used to determine the grant date fair value of these awards.

(3)

The following table provides information about the outstanding share-based equity awards for each director that served the Company in 2021 that was not a named executive officer as of December 31, 2021:

Stock Awards
Name and Grants	Number of Shares or Units That Have Not Vested (#)
Frederick C. Copeland, Jr. (i)	2,191
Miguel A. Capriles L. (ii)	2,191
Rosa M. Costantino (iii)	—
Pamella J. Dana (i)	2,191
Gustavo Marturet M. (ii)	2,191
Dolores M. Lare (iv)	—
John W. Quill (i)	2,191
Jose Antonio Villamil (iii)	—
Guillermo Villar (i)	2,191
Gustavo J. Vollmer A. (ii)	2,191

Director Compensation (cont.)

(i)

Represents a 2,191-stock settled restricted stock units award granted on June 9, 2021 that will vest on the first anniversary of the award, provided that the grantee remains in continuous service through such date.

(ii)

Represents a 2,191-cash settled restricted stock units award granted on June 9, 2021 that will vest on the first anniversary of the award, provided that the grantee remains in continuous service as a director through such date.

(iii)	Mrs. Constantino and Mr. Villamil decided to retire from the Board and did not stand for reelection at the 2021 annual meeting and were not awarded any restricted stock units in 2021.

(iv)

Represents a 2,191-stock settled restricted stock unit award granted on June 9, 2021 that originally vested on the first anniversary of the award, however, the award vested on November 19, 2021 in accordance with the terms of the corresponding agreement due to Mrs. Lare’s passing. As indicated in footnote (4) below, at the request of Mrs. Lare, all director fees and compensation, including equity compensation, she was entitled to receive for her service as a non-employee director of the Company during 2021 was paid to Patriot Financial Partners, L.P., a principal shareholder of the Company of which she was a Partner.

(4)

At the request of Mrs. Lare, all director fees and compensation, including equity compensation, she was entitled to receive for her service as a non-employee director of the Company during 2021 was paid to Patriot Financial Partners, L.P., a principal shareholder of the Company of which she was a Partner, see “Security Ownership of Certain Beneficial Owners”.

Equity Compensation Plan Information

The following table sets forth, as of December 31, 2021, certain information related to our compensation plans under which shares of our Class A Common Stock are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	232,523	(2)	—	(3)	2,337,792	(4)
Equity compensation plans not approved by security holders	—		—		—
Total	232,523		—		2,337,792

(1)	Includes the 2018 Plan, which was approved by the Company’s sole shareholder (as of that date) on March 12, 2018.

(2)

Includes the number of unissued shares subject to outstanding RSU awards to certain Executives and the Company directors as well as the number of unissued shares subject to outstanding PSU awards (assuming target performance) to certain Executives that will be settled in Class A Common Stock. This does not include the 6,573 RSU awards to Company directors that will be settled in cash or the 229,779 shares of restricted stock that were granted and unvested as of December 31, 2021.

(3)	There is no weighted-average exercise price to report because no options are outstanding under the 2018 Plan and RSUs and PSUs do not have an exercise price.

(4)	All of these shares were, as of December 31, 2021, available for issuance other than upon the exercise of outstanding options, warrants or rights.

Proposal 2 — Approval of the Amerant Bancorp Inc.

2021 Employee Stock Purchase Plan

Overview and Reason for Proposal

Our Compensation Committee and the Board approved the Amerant Bancorp Inc. 2021 Employee Stock Purchase Plan (the “ESPP” or the “Plan”) on October 19 and 20, 2021, respectively, and the Plan became effective on February 14, 2022, subject to obtaining shareholder approval in the Annual Meeting. For the avoidance of doubt, the Plan uses the term stockholder and stockholders. The references to shareholder or shareholders in this proposal shall have the identical meaning as the references to stockholder or stockholders in the Plan. If approved by the shareholders, an aggregate of one million (1,000,000) shares of the Company’s Class A Common Stock (“Common Stock”) will be reserved for issuance.

The purpose of the Plan is to provide eligible employees of the Company and its designated subsidiaries with the opportunity to acquire a stock ownership interest in the Company on favorable terms and to pay such acquisitions through payroll deductions.

The Board believes that the Plan promotes the interests of the Company and its shareholders by encouraging employees of the Company and its designated subsidiaries to become shareholders, and therefore promotes the Company’s growth and success. The Board also believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of Common Stock pursuant to the Plan provides the Company with an important tool to attract and retain highly qualified and motivated employees. A copy of the Plan, as proposed, is attached to this proxy statement as Annex A.

The following description of the Plan is a summary of certain provisions and is qualified in its entirety by reference to Annex A.

Types of Offerings permitted under the Plan

The Plan permits two types of Offerings: Section 423 Offerings and Non-Section 423 Offerings (as each such terms are defined in the Plan). It is the intention of the Company to have each Section 423 Offering qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the “Code”) and to have each Non-Section 423 Offering be exempt from the requirements of Section 423 of the Code. The provisions of the Plan with respect to any Section 423 Offering shall, accordingly, be construed and administered consistently with that intention. Except as otherwise provided in the Plan or determined by the Plan administrator, each Non-Section 423 Offering will operate and be administered in the same manner as any Section 423 Offering.

Administration

Our ESPP will be administered by our Compensation Committee (the “Committee”), but our Board can delegate the administration of the Plan to any other committee or subcommittee of the Board. The Committee has full authority to determine when and how rights to purchase shares of Common Stock under the Plan shall be granted and the provisions of each offering of such rights, to delegate administrative tasks to an agent and/or any of our employees, to designate which of our subsidiaries shall be designated subsidiaries eligible to participate in the Plan, to impose a mandatory holding period for the shares purchased under the Plan, to construe and interpret the Plan and the rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

Eligibility

Generally, all of our employees and employees of any designated subsidiary are eligible to participate in the Plan if they are customarily employed by us, or any designated subsidiary, provided it is not an employee whose customary employment is for twenty hours per week or less or is for five months or less in any calendar year. The Committee will have the discretion to provide in an offering document that an employee shall not be eligible to participate in an offering period if: (i) such employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; and (b) such Employee has not met a service requirement designated by the Committee pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years). Our non-employee directors are not eligible to participate in the ESPP.

Proposal 2 — Approval of the Amerant Bancorp Inc.

2021 Employee Stock Purchase Plan (cont.)

An otherwise eligible employee may not be granted rights to purchase shares of our Common Stock under a Section 423 Offering of our ESPP if such participant would, immediately after the grant (i) own capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or (ii) hold rights to purchase shares of our Common Stock under the ESPP that accrue at a rate that exceeds $25,000 worth of shares of our Common Stock for each calendar year in which such option is outstanding at any time.

As of February 14, 2022, approximately 610 employees were eligible to participate in the ESPP.

Offering Periods

The first offering period during which payroll deductions commenced for purposes of buying shares of Common Stock at the end of the period began on February 14, 2022 and ends on November 30, 2022 (the “Pre-Shareholder Approval Offering Period”). If shareholder approval is obtained in the Annual Meeting, offering periods subsequent to the Pre-Shareholder Approval Offering Period will be six-month periods, beginning each December 1st and ending on May 31st of the following year, and beginning on each June 1st and ending on the following November 30th (the “Post-Shareholder Approval Offering Periods”). The Committee may in the future modify the offering periods.

Rights as Shareholders

With respect to shares of Common Stock subject to a right granted under the Plan, no participating employee shall be deemed to be a shareholder of the Company, and no participating employee shall have any of the rights or privileges of a shareholder, until such shares of Common Stock have been issued to the participating employee following exercise of the participating employee rights under the Plan.

Employee Contributions and Purchase of Common Stock

Our ESPP permits participating employees to purchase shares of our Common Stock through payroll deductions of no less than 1% and up to 15% of their eligible compensation. A participating employee will be able to purchase a maximum of 5,000 shares of our Common Stock during an offering period (subject to a limit of $25,000 worth of shares of our Common Stock for each calendar year). Amounts deducted and accumulated by the participating employee are used to purchase shares of our Common Stock at the end of each offering period.

Employees participating in an offering period may decrease their contribution level once during each offering period and may not increase their contribution level during an offering period. Participating employees may also withdraw from the ESPP provided they follow the withdrawal procedure prescribed by the plan administrator; previously accumulated contributions made by a withdrawing employee will be paid promptly to such employee (without interest).

No purchases under the Plan will be completed unless shareholder approval has been obtained and until the shares of Common Stock to be offered under the Plan have been registered with the SEC on a Form S-8. Provided that shareholder approval has been obtained, the date when shares of Common Stock will be purchased with accumulated payroll contributions for the Pre-Shareholder Approval Offering Period is November 30, 2022. The purchase date for the Post-Shareholder Approval Offering Periods will be the last Trading Day of each Purchase Period (as each of these terms are defined in the Plan).

The purchase price of each share of Common Stock under the Plan will be the lesser of (i) 85% of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the first Trading Day of the offering period, and (ii) 85% of the Fair Market Value of a share of Common Stock on the last Trading Day of the applicable Purchase Period. The Committee may elect to change the purchase price with respect to any future offering period, except the purchase price may not be less than 85% of the Fair Market Value of our shares of Common Stock. On February 14, 2022, the closing price of a share of our Common Stock reported on the NASDAQ was $33.30.

Restrictions on Transfers

Participating employees are not able to assign, transfer, pledge, or otherwise dispose of rights granted under our Plan other than by will, the laws of descent and distribution or designation of a beneficiary.

Proposal 2 — Approval of the Amerant Bancorp Inc.

2021 Employee Stock Purchase Plan (cont.)

Changes in Capitalization and Effect of Certain Corporate Transactions

If the Committee determines that certain events, including any dividend or other distribution, change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or other similar corporate transaction or event, as determined by the Committee, affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Committee shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of shares of Common Stock (or other securities or property) that may be issued under the Plan; (b) the class(es) and number of shares of Common Stock and price per share of Common Stock subject to outstanding rights; and (c) the Purchase Price (as defined in the Plan) with respect to any outstanding rights.

Federal Income Tax Information

The following is a summary of the principal United States federal income tax consequences to participating employees and us with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participating employee may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participating employee may depend on each participating employee’s particular situation, each participating employee should consult the participating employee’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of shares of Common Stock acquired under the Plan. The ESPP is not a tax-qualified retirement plan under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

The ESPP, and the rights of participant employees to make purchases thereunder, qualify for treatment under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participating employee until the shares of Common Stock purchased under the ESPP are sold or otherwise disposed of.

Upon sale or other disposition of the shares of Common Stock acquired under the Plan, the participating employee will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares of Common Stock are sold or otherwise disposed of more than two years from the first day of the applicable offering period (and more than one year from the date the shares of Common Stock are purchased), then the participating employee generally will recognize ordinary income measured as the lesser of:

(i) the excess of the Fair Market Value of the shares of Common Stock at the time of such sale or disposition over the purchase price of such shares of Common Stock, or

(ii) an amount equal to 15% of the Fair Market Value of the shares of Common Stock as of the first day of the applicable offering period.

Any additional gain should be treated as long-term capital gain. If the shares of Common Stock are held for at least the holding periods described above but are sold for a price that is less than the purchase price, there will be no ordinary income and the difference will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to the grant or exercise of a right to purchase our shares of Common Stock, or the sale of such shares of Common Stock by a participating employee, where such participating employee holds such shares of Common Stock for at least the holding periods described above.

Any sale or other disposition of shares of Common Stock before the expiration of the holding periods described above will be a “disqualifying disposition,” and the participating employee will recognize ordinary income at the time of such disposition generally measured as the excess of the Fair Market Value of the shares of Common Stock on the date the shares of Common Stock are purchased over the purchase price, and the Company will be entitled to an income tax deduction for such ordinary income. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period following the date the shares of Common Stock were purchased by the participating employee prior to such sale or disposition, and the Company will not be entitled to an income tax deduction for any such capital gain.

Proposal 2 — Approval of the Amerant Bancorp Inc.

2021 Employee Stock Purchase Plan (cont.)

Application of Funds

We may use the proceeds from the sale of our shares of Common Stock pursuant to the Plan for any corporate purpose.

Amendment and Termination

The Committee, in its sole discretion, may amend, suspend, or terminate the ESPP, or any part of the ESPP, except that certain amendments may require shareholder approval. If an offering period is terminated prior to expiration, all amounts then credited to a participating employee’s account that have not been used to purchase shares of Common Stock under the Plan will be returned to each participating employee as soon as practicable without any interest. The Plan shall continue until terminated by the Committee or no remaining shares of Common Stock remain available for purchase.

New Plan Benefits

Participation in the ESPP is voluntary and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the ESPP; in addition, benefits, and purchases of shares of Common Stock under the Plan depend on elections made by participating employees and the Fair Market Value of the shares of Common Stock on dates in the future. As a result, it is not possible to determine the benefits that will be received by executive officers and other employees in the future under the Plan.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMERANT BANCORP INC. 2021 EMPLOYEE STOCK PURCHASE PLAN.

This proposal requires the favorable vote of the majority of votes cast for approval at the Annual Meeting by holders of our shares of Class A Voting Common Stock.

Proposal 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm

At the recommendation of the Audit Committee, the Board has appointed RSM US LLP (“RSM”), an independent registered certified accounting firm and our independent auditor for the year ended December 31, 2021, to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. This will be the third year that RSM will serve as our independent registered public accounting firm. The Audit Committee pre-approves any engagement of RSM and has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent registered public accounting firm and nominate an independent registered public accounting firm for shareholder approval.

Representatives from RSM are expected to be present at the Annual Meeting, be available to respond to appropriate questions and have an opportunity to make a statement, if desired. Although shareholder approval of the selection of RSM is not required by law, the Board believes that it is advisable to give shareholders an opportunity to ratify this selection as a good corporate governance practice. If the shareholders fail to ratify the appointment of RSM, the Audit Committee may reconsider the selection.

Independent Registered Public Accounting Firm Fees

The following table shows the fees paid or accrued by the Company for the audit and other services for the fiscal years ended December 31, 2021 and 2020, including expenses (in millions):

	2021	2020
Audit Fees	$1.3	$1.1
Audit-Related Fees	*	*
Tax Fees (1)	0.2	$0.2
All Other Fees	—	—

Total	$1.6	$1.4

*	Less than $100,000.00.

(1)

These tax services are mainly for the preparation of our and our subsidiaries’ annual federal income tax and resident state income tax returns for the tax year ended December 31, 2020 and December 31, 2021.

The following is a description of the nature of the services comprising the fees disclosed in the table above for each of the four categories of services. The Audit Committee considered whether providing non-audit services was compatible with maintaining RSM’s independence.

Audit Fees

These are fees for professional services for the audit of our annual consolidated financial statements, including reporting required by HUD and FHA lenders (since 2021), audits of subsidiary financial statements, the review of financial statements included in Quarterly Reports on Form 10-Q, proxy statements, registration statements and comfort letters related to offerings and services that are normally rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

These are fees for assurance and related services that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees.

Tax Fees

These are fees for professional services rendered by RSM with respect to tax compliance and tax planning.

All Other Fees

These are fees for other services rendered by RSM that do not meet the above category descriptions.

Proposal 3 — Ratification of the Appointment of Independent Registered Public Accounting Firm (cont.)

Audit Committee Pre-Approval Policy

The Audit Committee is responsible for pre-approving all audit services and permitted non-audit services (including the fees and retention terms) to be performed for the Company by its independent registered public accounting firm prior to their engagement for such services. The Audit Committee may delegate, from time to time, to some of its members the authority to grant pre-approvals, such approvals to be presented to the full Audit Committee at the next scheduled meeting. Our Audit Committee pre-approved all audit and non-audit services provided by RSM during 2020 and 2021. None of the fees paid to RSM under the categories Audit-Related Fees and Tax Fees were approved by the Audit Committee after the services were rendered pursuant to the de minimis exception established by the SEC.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

This proposal requires the favorable vote of the majority of votes cast for approval at the Annual Meeting by holders of our shares of Class A Voting Common Stock.

Additional Information

Other Matters

As of the date of this proxy statement, the Board knows of no matters that will be presented for consideration at the Annual Meeting other than the proposals set forth in this proxy statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote the shares they represent as the Board may recommend.

A copy of our proxy materials for the Annual Meeting will be sent to any shareholder without charge upon written or oral request addressed to Amerant Bancorp Inc., to the attention of the Corporate Secretary, 220 Alhambra Circle, Coral Gables, Florida 33134 or by phone at (305) 460-8728. Any shareholder may also receive a copy of our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the SEC, without exhibits, upon written request to the address above.

Shareholder Proposals for 2023 Annual Meeting

A shareholder who would like a proposal considered for inclusion in the Company’s proxy statement relating to the Company’s 2023 annual meeting pursuant to Rule 14a-8 under the Exchange Act, must be received by the Corporate Secretary of the Company no later than December 29, 2022 and must otherwise comply with Rule 14a-8. Any shareholder proposals received outside of the Rule 14a-8 procedure for consideration at the Company’s 2023 annual meeting must be received by the Company between February 8, 2023 and March 10, 2023. If, however, the date of the 2023 annual meeting is scheduled for a date more than 30 calendar days from the anniversary date of this year’s Annual Meeting, the shareholder notice described above will be deemed timely if it is received not later than the close of business on the later of the 90th calendar day prior to such annual meeting and the 10th calendar day after public disclosure of the date of such meeting. Such proposals must be addressed to the Corporate Secretary of the Company at 220 Alhambra Circle, Coral Gables, Florida 33134. If the Company does not receive such notice within the time frame described above, the notice will be considered untimely and the proposal may not be brought. Additionally, to comply with the SEC’s universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 7, 2023.

Method of Proxy Solicitation

The cost of solicitation of the proxies will be borne by us. In addition to this solicitation of the proxies, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms, nominees, custodians, and fiduciaries for their out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction regarding the proxy materials.

  By Order of the Board of Directors

  /s/ Frederick C. Copeland, Jr.

  Frederick C. Copeland, Jr.

  Chairman of the Board of Directors

April 28, 2022

Annex A

AMERANT BANCORP INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE I.

PURPOSE

The purpose of this Plan is to assist Eligible Employees of the Company and its Designated Subsidiaries in acquiring a stock ownership interest in the Company.

The Plan permits two types of Offerings: a Section 423 Offering and a Non-Section 423 Offering. It is the intention of the Company to have each Section 423 Offering qualify as an “employee stock purchase plan” under Section 423 of the Code and to have each Non-Section 423 Offering be exempt from the requirements of Section 423 of the Code. The provisions of the Plan with respect to any Section 423 Offering shall, accordingly, be construed and administered consistently with that intention. Except as otherwise provided in the Plan or determined by the Administrator, each Non-Section 423 Offering will operate and be administered in the same manner as any Section 423 Offering.

For purposes of this Plan, the Administrator may designate separate Offerings under the Plan in which Eligible Employees will participate and whether the Offering is a Section 423 Offering or a Non-Section 423 Offering. The terms of these Offerings need not be identical, even if the dates of the applicable Offering Period(s) in each such Offering are identical, provided that the terms of participation are the same within each separate Offering.

ARTICLE II.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

2.1    “Administrator” means the entity, group or person that conducts the general administration of the Plan as provided in Article XI.

2.2    “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Eligible Employee with regard to the Plan.

2.3    “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.

2.4    “Board” means the Board of Directors of the Company.

2.5    “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.

2.6    “Common Stock” means the Class A common stock, par value $0.10 per share, of the Company and such other securities of the Company that may be substituted therefor.

2.7    “Company” means Amerant Bancorp Inc., a Florida corporation, or any successor.

2.8    “Company’s 401(k) Savings Plan” means any cash or deferred plan within the meaning of Section 401(k) of the Code as may be sponsored by the Company and/or any Designated Subsidiary.

2.9    “Compensation” of an Eligible Employee means, unless otherwise determined by the Administrator with respect to an Offering, the gross cash compensation paid by the Company or any Designated Subsidiary to such Eligible Employee as compensation for services to the Company or Designated Subsidiary, including for clarity, any prior-week

Annex A (cont.)

adjustments; commissions; cash incentive compensation and bonuses (including retention or sign on bonuses); overtime payments; or other cash compensation paid by the Company or Designated Subsidiary in respect of periods of absence from work; and excluding any statutory disability pay and disability benefits, education or tuition reimbursements; car expenses; travel expenses; business and moving reimbursements; income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards; gifts and awards; fringe benefits; other special payments and all contributions made by the Company or any Designated Subsidiary for the Employee’s benefit under any employee benefit plan now or hereafter established. Compensation will not be reduced for any pre-tax or Roth post-tax contributions to the Company’s 401(k) Savings Plan, any salary reduction contributions to a cafeteria plan under section 125 of the Code, any elective amounts that are not includible in gross income under Code section 132(f)(4), and any contributions of such Eligible Employee to any deferred compensation maintained by the Company or any Designated Subsidiary.

2.10    “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.

2.11    “Designated Subsidiary” means any Subsidiary that has been designated by the Administrator in its sole discretion as eligible to participate in an Offering under the Plan. For purposes of any Section 423 Offering, only the Company and its Subsidiaries may be Designated Subsidiaries, provided that a Subsidiary that is a Designated Subsidiary under a Section 423 Offering may not simultaneously be a Designated Subsidiary under a Non-Section 423 Offering. A Subsidiary will be designated by the Administrator in accordance with Section 11.2(b).

2.12    “Effective Date” means October 20, 2021, which is the date on which the Board approved the Plan.

2.13    “Eligible Employee” means an Employee of the Company or a Designated Subsidiary provided that such Employee, unless otherwise determined by the Administrator with respect to a Non-Section 423 Offering, does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if: (a) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (b) such Employee has not met a service requirement designated by the Administrator pursuant to Section 423(b)(4)(A) of the Code (which service requirement may not exceed two years); (c) such Employee’s customary employment is for twenty hours per week or less; (d) such Employee’s customary employment is for five months or less in any calendar year; and/or (e) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, that any exclusion in clauses (a), (b), (c), (d) or (e) shall be applied in an identical manner under each Offering Period to all Employees, in accordance with Treasury Regulation Section 1.423-2(e).

2.14    “Employee” means, unless otherwise determined by the Administrator with respect to an Offering, any individual who renders services to the Company or any Designated Subsidiary and is classified by the Company or any Designated Subsidiary as an employee, and who is an employee of the Company or any Designated Subsidiary within the meaning of Section 3401(c) of the Code. For purposes of an individual’s participation in, or other rights under the Plan, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Subsidiary and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.

Annex A (cont.)

2.15    “Enrollment Date” means the first Trading Day of each Offering Period.

2.16    “Fair Market Value” means, as of any date, the value of Shares determined as follows: (a) if the Shares are listed on any established stock exchange, their Fair Market Value will be the closing sales price for such Shares as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred; (b) if the Shares are not traded on a stock exchange but are quoted on a national market or other quotation system, their Fair Market Value will be the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Shares, the Administrator will determine the Shares’ Fair Market Value in its discretion.

2.17    “Non-Section 423 Offering” means an Offering under the component of the Plan that is not intended to qualify as an “employee stock purchase plan” under Code Section 423.

2.18    “Offering” means an offer by the Company under the Plan to Eligible Employees of a right to purchase Shares that may be exercised during an Offering Period, as further described in Article IV hereof. To the extent permitted by Treasury Regulation § 1.423-2(a)(1), the terms of each separate Offering need not be identical, provided that the terms of an Offering satisfy Treasury Regulation § 1.423-2(a)(2) and (a)(3).

2.19    “Offering Document” has the meaning given to such term in Section 4.1.

2.20    “Offering Period” has the meaning given to such term in Section 4.1.

2.21    “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.22    “Participant” means any Eligible Employee who has been granted rights to purchase Shares pursuant to the Plan for the applicable Offering Period.

2.23    “Plan” means this Amerant Bancorp Inc. 2021 Employee Stock Purchase Plan, as amended from time to time.

2.24    “Purchase Date” means the last Trading Day of each Purchase Period or such other date as determined by the Administrator and set forth in the Offering Document.

2.25    “Purchase Period” shall refer to one or more specified periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, if no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.

2.26    “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document, which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, however, that, if no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.

2.27    “Section 423 Offering” means an Offering under the component of the Plan that is intended to qualify as an “employee stock purchase plan” under Code Section 423. For purposes of Section 423 Offerings, the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code.

2.28    “Securities Act” means the U.S. Securities Act of 1933, as amended.

Annex A (cont.)

2.29    “Share” means a share of Common Stock.

2.30    “Subsidiary” means any corporation, other than the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.

2.31    “Trading Day” means a day on which the national stock exchange in the United States on which the Shares are traded is open for trading.

ARTICLE III.

SHARES SUBJECT TO THE PLAN

3.1    Number of Shares. Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 1,000,000 Shares; all of such Shares may be, but are not required to be, issued under Section 423 Offerings. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.

3.2    Shares Distributed. Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury shares or Shares purchased on the open market.

ARTICLE IV.

OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES

4.1    Offering Periods. The Administrator may from time to time grant or provide for the grant of rights to purchase Shares under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator from time to time, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan. The Administrator shall establish in each Offering Document one or more Purchase Periods within such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering Document and the Plan. The provisions of separate Offerings or Offering Periods under the Plan may be partially or wholly concurrent and need not be identical.

4.2    Offering Documents. Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):

                     (a)    the length of the Offering Period, which period shall not exceed twenty-seven months;

                     (b)    the length of the Purchase Period(s) within the Offering Period, which period(s) shall not exceed twelve months;

                     (c)    in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of Shares which may be purchased by any Eligible Employee during each Purchase Period (if applicable), which, in the absence of a contrary designation by the Administrator, shall be 2,500 Shares, subject to the limitations described in Section 5.5 below;

                     (d)    the maximum number of Shares that may be purchased by any Eligible Employee during each Offering Period that does not contain more than one Purchase Period (if applicable), in the absence of a contrary designation by the Administrator, shall be 5,000 Shares, subject to the limitations described in Section 5.5 below;

Annex A (cont.)

                     (e)    that each Purchase Period within an Offering Period must have an Enrollment Date that is the first Trading Day of the Offering Period;

                     (f)    whether the Offering for such Offering Period is intended to be a Section 423 Offering or a Non-Section 423 Offering; and

                     (g)    such other provisions as the Administrator determines are appropriate, subject to the Plan.

ARTICLE V.

ELIGIBILITY AND PARTICIPATION

5.1    Eligibility. Any Eligible Employee who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and, with respect to Section 423 Offerings, the limitations imposed by Section 423(b) of the Code.

5.2    Enrollment in Plan.

                     (a)    Except as otherwise set forth herein or in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.

                     (b)    Each subscription agreement shall designate a whole percentage or a fixed dollar amount, as designated by the Administrator, of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Subsidiary employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which maximum percentage shall be 15% in the absence of any such designation) as payroll deductions; and the fixed dollar amount of Compensation designated by an Eligible Employee may not be more than the maximum dollar amount specified by the Administrator in the applicable Offering Document; provided that, in no event shall the actual amount withheld on any payday hereunder exceed the net amount payable to the Eligible Employee on such payday after taxes and any other applicable deductions therefrom (and if amounts to be withheld hereunder would otherwise result in a negative payment to the Eligible Employee on such payday, the amount to be withheld hereunder shall instead be reduced by the least amount necessary to avoid a negative payment amount for the Eligible Employee on such payday, as determined by the Administrator). The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.

                     (c)    Unless otherwise provided in the terms of an Offering Document, a Participant may increase or decrease the percentage or fixed amount of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions entirely, in any case, at any time during an Offering Period; provided, however, that the Administrator may limit or eliminate the type or number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, and unless provided otherwise in the Offering Document, a Participant shall be allowed to decrease (but not increase) or suspend his or her payroll deduction elections entirely, in either case, once during each Purchase Period. Any such change or suspension of payroll deductions shall be effective with the first full payroll period starting ten (10) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document)). If a Participant suspends his or her payroll deductions during an Offering Period, such Participant’s cumulative unapplied payroll deductions prior to the suspension (if any) shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date. For clarity, if a Participant who suspends participation in an Offering Period ceases to be an Eligible Employee or he or she withdraws from participation in such Offering Period, in either case, prior to the Purchase Date next following his or her suspension of participation in the Offering Period, in any case, such Participant’s cumulative unapplied payroll deductions shall be returned to him or her in accordance with Article VII.

Annex A (cont.)

                     (d)    Except as otherwise set forth herein or in an Offering Document or as otherwise determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.

5.3    Payroll Deductions. Except as otherwise provided herein or in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payday in the Offering Period and shall end on the last payday in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively.

5.4    Effect of Enrollment. A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan, except as otherwise set forth in Section 7.1 below.

5.5    Limitation on Purchase of Shares. An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. For purposes of Section 423 Offerings, this limitation shall be applied in accordance with Section 423(b)(8) of the Code.

5.6    Suspension of Payroll Deductions. Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date (but no later than thirty (30) days thereafter).

5.7    Leave of Absence. During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, unless otherwise set forth in the terms of an Offering Document, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to the Participant’s authorized payroll deduction, notwithstanding Section 5.2(d) above.

5.8    Foreign Employees. In order to facilitate participation in the Plan, the Administrator may provide for such special terms applicable to Participants who are citizens or residents of a foreign jurisdiction, or who are employed by a Designated Subsidiary outside of the United States, as the Administrator may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Such special terms may not be more favorable than the terms of rights granted under the Plan to Eligible Employees who are residents of the United States. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose. No such special terms, supplements, amendments or restatements shall include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

ARTICLE VI.

GRANT AND EXERCISE OF RIGHTS

6.1    Grant of Rights. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole and fractional Shares (unless the Administrator determines in an

Annex A (cont.)

Offering Document that the purchase right is limited to whole Shares) as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest whole Share if the purchase right is limited to whole shares). The right shall expire on the earlier of (i) the last Purchase Date of an Offering Period, (ii) the last day of the Offering Period, or (iii) the date on which the Participant withdraws from the Plan in accordance with Section 7.1 or Section 7.3.

6.2    Exercise of Rights. On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for herein or in the applicable Offering Document will be applied to the purchase of whole and fractional Shares (unless the Administrator determines in an Offering Document that the purchase right is limited to whole Shares), up to the number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. If the purchase right is limited to whole Shares, any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to the Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period, unless the Participant has suspended payroll deductions, withdrawn from the Plan or is otherwise ineligible to participate in the Plan, in which case such cash shall be paid to such Participant in one lump sum as soon as reasonably practicable after the Purchase Date (but no later than thirty (30) days thereafter). Whole and fractional Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued pursuant to book-entry procedures.

6.3    Pro Rata Allocation of Shares. If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant without interest (as permitted by Applicable Law) in one lump sum in cash as soon as reasonably practicable after the Purchase Date, or such earlier date as determined by the Administrator.

6.4    Withholding. At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of any purchase right under the Plan or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation or Shares to be received pursuant to the Plan the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.

6.5    Conditions to Issuance of Shares. The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of purchase rights under the Plan prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) the payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and (e) the lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

Annex A (cont.)

6.6    Vesting. A Participant’s interest in the Shares purchased under the Plan shall be immediately vested and nonforfeitable in full upon issuance.

ARTICLE VII.

WITHDRAWAL; CESSATION OF ELIGIBILITY

7.1    Withdrawal. A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her purchase rights under the Plan at any time by, unless otherwise determined by the Administrator, giving written notice to the Company in a form acceptable to the Company no later than ten (10) business days prior to the end of the then-applicable Purchase Period (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). All of the Participant’s payroll deductions credited to his or her account during such Purchase Period and not yet used to exercise purchase rights under the Plan shall be paid to such Participant without interest as soon as reasonably practicable after receipt of notice of withdrawal (but no later than thirty days following receipt of such notice), such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period (including by virtue of a suspension as described in Section 5.2(c) above), payroll deductions shall not resume at the beginning of any subsequent Offering Period unless the Participant is an Eligible Employee and timely delivers to the Company a new subscription agreement by the applicable enrollment deadline for any such subsequent Offering Period, as determined by the Administrator.

7.2    Future Participation. A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Subsidiary or in any subsequent Offering Period that commences on or after the Participant’s withdrawal from any Offering Period, subject to the terms of such similar plan or subsequent Offering.

7.3    Cessation of Eligibility. Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant without interest or, in the case of his or her death, to the Participant’s Designated Beneficiary, as soon as reasonably practicable (but no later than thirty days following such Participant’s cessation as an Eligible Employee), and such Participant’s rights for the Offering Period shall be automatically terminated. For clarity, if a Participant transfers employment from the Company or any Designated Subsidiary participating in the Plan to any Subsidiary that is not participating in the Plan, then, in any case, such transfer shall be treated as a termination of employment under the Plan and the Participant shall be deemed to have withdrawn from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s Designated Beneficiary, as soon as reasonably practicable (but no later than thirty days following such Participant’s transfer of employment), and such Participant’s participation in the Offering Period shall be automatically terminated.

ARTICLE VIII.

ADJUSTMENTS UPON CHANGES IN SHARES

8.1    Changes in Capitalization. Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the

Annex A (cont.)

limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.

8.2    Other Adjustments. Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                     (a)    To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;

                     (b)    To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                     (c)    To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;

                     (d)    To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and

                     (e)    To provide that all outstanding rights shall terminate without being exercised.

8.3    No Adjustment Under Certain Circumstances. Unless determined otherwise by the Administrator, no adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of Section 423 of the Code.

8.4    No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.

ARTICLE IX.

AMENDMENT, MODIFICATION AND TERMINATION

9.1    Amendment, Modification and Termination. The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII) or as may otherwise be required under Section 423 of the Code with respect to Section 423 Offerings.

9.2    Certain Changes to Plan. Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected (and to the extent permitted by applicable law, including, with

Annex A (cont.)

respect to a Section 423 Offering, Section 423 of the Code), the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.

9.3    Actions In the Event of Unfavorable Financial Accounting Consequences. In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

                     (a)    altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

                     (b)    shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action;

                     (c)    allocating Shares; and

                     (d)    such other changes and modifications as necessary or appropriate as determined by the Administrator.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant, unless required under Section 9.1.

9.4    Payments Upon Termination of Plan. Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination (but no later than 30 days thereafter), without any interest thereon, or if the Administrator so determines, the Offering Period may be shortened so that the purchase of Shares occurs prior to the termination of the Plan.

ARTICLE X.

TERM OF PLAN

The Plan shall become effective on the Effective Date and shall continue until terminated by the Board in accordance with Section 9.1 or no remaining Shares remain available for purchase. The effectiveness of the Plan shall be subject to approval of the Plan by the Company’s stockholders within twelve months following the date the Plan is first approved by the Board. No Shares may be purchased under the Plan prior to such stockholder approval. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.

ARTICLE XI.

ADMINISTRATION

11.1    Administrator. Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or any other committee or subcommittee of the Board to which the Board delegates administration of the Plan). The Board may at any time vest in the Compensation Committee or any other committee or subcommittee any other authority or duties for administration of the Plan. The Administrator may delegate administrative tasks under the Plan to an Agent and/or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

Annex A (cont.)

11.2    Authority of Administrator. The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                     (a)    To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical).

                     (b)    To designate from time to time which Subsidiaries of the Company shall be Designated Subsidiaries, which designation may be made without the approval of the stockholders of the Company.

                     (c)    To impose a mandatory holding period pursuant to which Participants may not dispose of or transfer Shares purchased under the Plan for a period of time determined by the Administrator in its discretion.

                     (d)    To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                     (e)    To amend, suspend or terminate the Plan as provided in Article IX.

                     (f)    Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the component of the Plan relating to Section 423 Offerings be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.

11.3    Decisions Binding. The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

ARTICLE XII.

MISCELLANEOUS

12.1    Restriction upon Assignment. A right granted under the Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except in the case of a Participant’s death, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.

12.2    Rights as a Stockholder. With respect to Shares subject to a right granted under the Plan, no Participant or Designated Beneficiary shall be deemed to be a stockholder of the Company, and no Participant or Designated Beneficiary shall have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or the Designated Beneficiary following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.

12.3    Interest. No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.

12.4    Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

12.5    Equal Rights and Privileges. Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under any particular Offering under the Plan, to the extent necessary for any Section 423 Offering to comply

Annex A (cont.)

with Section 423 of the Code. With respect to Section 423 Offerings, any provision of the Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.

12.6    Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

12.7    Reports. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

12.8    No Employment Rights. Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to employment or service (or to remain in the employ or service) with the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment or service of any person (including any Eligible Employee or Participant) at any time, with or without cause.

12.9    Notice of Disposition of Shares. This Section 12.9 shall apply only to Shares purchased pursuant to Section 423 Offerings. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer. At the Company’s request, Participants will be required to provide the Company with any information reasonably required for tax reporting purposes.

12.10    Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, Designated Beneficiary or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Offering Period, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.

12.11    Data Privacy. As a condition for participation in the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and participation details, to implement, manage and administer the Plan and any Offering Period(s) (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan and any Offering Period(s), and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By participating in any Offering Period under the Plan, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary

Annex A (cont.)

corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 12.11 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 12.11, and the Company may cancel Participant’s ability to participate in the Plan or any Offering Period(s). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

12.12    Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.

12.13    Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.

12.14    Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Offering Periods will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Offering Periods will be deemed amended as necessary to conform to Applicable Laws.

12.15    Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.

12.16    Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Florida, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Florida.

12.17    Electronic Forms. To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.

12.18    Section 409A. The Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code and the U.S. Department of Treasury Regulations and other interpretive guidance issued thereunder (collectively, “Section 409A”). Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom. Notwithstanding any other provision of the Plan, none of the Company or any of its Parents or Subsidiaries, or any of their officers, directors, employees or agents, including the Administrator, shall be liable to any Eligible Employee, Participant or Designated Beneficiary if the Plan does not comply with, or is not exempt from, Section 409A of the Code.

12.19    Plan Not Subject to ERISA. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

* * * * *

Your vote matters heres how to vote!You may vote online or by phone instead of mailing this card.OnlineGo to www.envisionreports.com/AMTB or scan the QR code login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.2022 Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.1. To elect directors to serve until the 2023 annual meeting of shareholders: + For Against Abstain For Against Abstain For Against Abstain01 - Gerald P. Plush 02 - Orlando D. Ashford 03 - Miguel A. Capriles L.04 - Pamella J. Dana 05 - Samantha Holroyd 06 - Gustavo Marturet M.07 - John A. Quelch 08 - John W. Quill 09 - Oscar Suarez10 - Gustavo J. Vollmer A. 11 - Millar WilsonFor Against Abstain For Against Abstain2. To approve the Amerant Bancorp Inc. 2021 Employee Stock Purchase Plan. 3. To ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.B Authorized Signatures This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) Please print date below. Signature 1 Please keep signature within the box. Signature 2 Please keep signature within the box.1UPX +03MHRC

The 2022 Annual Meeting of Shareholders of Amerant Bancorp Inc. will be held on Wednesday, June 8, 2022 at 8:00 A.M. Eastern Time, virtually via the internet at meetnow.global/M5CMH25.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.Important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on June 8, 2022. The material is available at: www.envisionreports.com/AMTBIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy Amerant Bancorp Inc. + Notice of 2022 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting June 8, 2022Frederick C. Copeland, Jr. and Gerald P. Plush, the Proxies, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Amerant Bancorp Inc. to be held on June 8, 2022 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR proposals 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side)C Non-Voting ItemsChange of Address Please print new address below. Comments Please print your comments below.+